UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.      )

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P.A.M. TRANSPORTATION SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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P.A.M. TRANSPORTATION SERVICES, INC.

297 West Henri De Tonti Boulevard

Tontitown, Arkansas 72770

(479) 361-9111

www.pamtransport.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 29, 2014

To our Stockholders:

The 2014 annual meeting of stockholders of P.A.M. Transportation Services, Inc., a Delaware corporation (“PTSI” or the “Company”), will be held at the corporate office of CenTra, Inc. located at 12225 Stephens Road, Warren, Michigan 48089, on Thursday, May 29, 2014, at 9:00 a.m. local time. The meeting is being held for the purpose of considering and voting on the following proposals:

1.

To elect seven directors to serve until the next annual meeting of stockholders and until their successors have been elected and qualified (the Board of Directors recommends a vote “FOR” the nominees named in the attached proxy statement proposal);

2.	To vote on a non-binding advisory proposal on the compensation of the named executive officers as disclosed in the proxy statement (the Board of Directors recommends a vote “FOR” this proposal);

3.

To approve the 2014 Amended and Restated Stock Option and Incentive Plan, including the material terms of the performance goals under such plan (the Board of Directors recommends a vote “FOR” this proposal);

4.	To ratify the appointment of Grant Thornton LLP as PTSI’s independent registered public accounting firm for the next fiscal year (the Board of Directors recommends a vote “FOR” this proposal); and

5.	Such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

All stockholders of record as of the close of business on April 9, 2014, will be entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

By Order of the Board of Directors DANIEL H. CUSHMAN President and Chief Executive Officer

April 18, 2014

Your Vote Is Important

Whether or not you plan to attend the meeting in person, you are urged to promptly submit your proxy so that your shares may be voted in accordance with your wishes and the presence of a quorum may be assured. Your prompt action will help us reduce the expense of proxy solicitation.

P.A.M. Transportation Services, Inc.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on May 29, 2014

P.A.M. Transportation Services, Inc.

Annual Meeting of Stockholders

May 29, 2014

PROXY STATEMENT

This proxy statement and form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of P.A.M. Transportation Services, Inc. (“PTSI” or the “Company”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the corporate office of CenTra, Inc. located at 12225 Stephens Road, Warren, Michigan 48089, on Thursday, May 29, 2014, at 9:00 a.m. local time, and at any or all adjournments or postponements of the meeting. The telephone number for our principal executive office is (479) 361-9111. This proxy statement and form of proxy are being mailed to stockholders on or about April 24, 2014.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDERS’ MEETING TO BE HELD ON MAY 29, 2014

Our combined Proxy Statement and 2013 Annual Report to Stockholders, which includes our Annual Report on Form 10-K, are available at www.envisionreports.com/PTSI.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will act upon the matters outlined in the accompanying notice of the Annual Meeting, including the election of directors; a non-binding advisory vote regarding compensation of the named executive officers; the approval of the Company’s 2014 Amended and Restated Stock Option and Incentive Plan, including the material terms of the performance goals under such plan; ratification of the appointment of our independent public accounting firm, and consideration of such other business as may properly come before the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 9, 2014 (the “Record Date”), are entitled to receive notice of the Annual Meeting and to vote their shares at the meeting. Holders of our common stock are entitled to one vote per share.

What is the difference between a “stockholder of record” and a “street name” holder?

These terms describe how your shares are held. If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are a “stockholder of record.” If your shares are held in the name of a broker, bank, trust or other nominee as a custodian, you are a “street name” holder.

Who can attend the Annual Meeting?

All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting.  Stockholders who are “street name” holders will need to bring a copy of a brokerage statement reflecting their ownership as of the Record Date in order to attend the meeting.

What is a proxy?

A proxy is your legal designation of another person, the “proxy,” to vote on your behalf. By completing and returning the enclosed proxy card, you are giving the persons appointed as proxies by our Board of Directors (the “Board”) the authority to vote your shares as indicated on the proxy card.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding and entitled to vote on the record date will constitute a quorum, permitting business to be conducted at the meeting. As of the Record Date, 7,991,613 shares of our common stock were outstanding and entitled to vote. Proxies that are received and marked as withholding authority, abstentions, and broker non-votes (where a bank, broker or nominee does not exercise discretionary authority to vote on a matter) will be included in the calculation of the number of shares considered to be represented at the meeting.

How do I vote?

You may vote by mail or follow the alternative voting procedures described on the accompanying proxy card. If you complete, sign and return the proxy card, it will be voted as you direct. If no choice is specified on a signed proxy card, the persons named as proxies will vote in accordance with the recommendations of the Board, as set out below.

If you hold shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Under current stock exchange rules, brokers who do not have instructions from their customers may not use their discretion in voting their customers’ shares on certain specific matters that are not considered to be “routine” matters, including the election of directors, executive compensation and other significant matters. The proposals in this Proxy Statement to elect directors, to approve on an advisory basis the Company’s executive compensation and to approve the Company’s 2014 Amended and Restated Stock Option and Incentive Plan, including the material terms of the performance goals under such plan, are not considered to be routine matters. Therefore, without your specific instructions, your shares will not be voted on these matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. You should follow the directions provided by your nominee regarding instructions on how to vote your shares.

The ratification of the appointment of Grant Thornton, LLP as the Company’s independent registered public accounting firm is considered a routine matter, and therefore, if beneficial owners fail to give voting instructions, brokers, banks and other nominees will have the discretionary authority to vote shares of our common stock with respect to this proposal.

If, as of the Record Date, you are a stockholder of record and you attend the meeting, you may vote in person at the meeting. The authorized capital stock of PTSI consists of 40,000,000 shares of common stock, par value $0.01 per share and 10,000,000 shares of preferred stock, par value $0.01 per share. As of the close of business on April 9, 2014, there were 7,991,613 shares eligible to vote.

What Is A Broker Non-Vote?

Generally, a “broker non-vote” occurs when a broker, bank or other nominee that holds shares in “street name” for a customer is precluded from exercising voting discretion on a particular proposal because:

(1)	the beneficial owner has not instructed the nominee on how to vote, and

(2)	the nominee lacks discretionary voting power to vote such issues.

Under NASDAQ rules, a nominee does not have discretionary voting power with respect to the approval of “nonroutine” matters absent specific voting instructions from the beneficial owners of such shares.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with each proposal in this proxy statement. In summary, the Board recommends a vote:

●	“FOR” the election of the nominated slate of directors;

●	“FOR” a stockholder non-binding advisory vote on the Company’s executive compensation as disclosed in this proxy statement;

●	“FOR” the approval of the Company’s 2014 Amended and Restated Stock Option and Incentive Plan, including the material terms of the performance goals under such plan; and

●	“FOR” the ratification of the appointment of Grant Thornton LLP as PTSI’s independent registered public accounting firm.

What vote is required to approve each proposal?

●

Election of Directors. The affirmative vote of the holders of shares of our common stock representing a plurality of the shares of our common stock voting on the matter is required for the election of directors. Votes withheld and broker non-votes are not counted toward a nominee’s total number of votes.

●

Other Proposals. For each other proposal, the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting, assuming a quorum is present, will be required for approval. A properly executed proxy marked “ABSTAIN” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the vote.

Are there other matters to be voted on at the Annual Meeting?

As of the date of this proxy statement, our Board of Directors does not know of any other matters that may come before the meeting, other than the Proposals described in this proxy statement. Should any other matter requiring a vote of the stockholders arise and be properly presented at the Annual Meeting, the proxy included with this proxy statement confers upon the persons named in the proxy and designated to vote the shares, discretionary authority to vote or otherwise act with respect to any such matter in accordance with their best judgment.

Can I revoke or change my proxy after I return my proxy card?

Yes. Any proxy may be revoked by a stockholder at any time before it is exercised at the Annual Meeting by delivering to our Secretary a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting.

Who pays for this proxy solicitation?

All costs of soliciting proxies will be paid by the Company. Our directors, officers, and other employees may, without compensation other than their regular compensation, solicit proxies by further mailings or personal conversation, or by telephone, facsimile or electronic means. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding soliciting material to the beneficial owners of our common stock.

How many Directors are there?

Our Amended and Restated By-Laws (the “Bylaws”) provide that the number of directors shall not be less than three nor more than fifteen members, with the precise number to be fixed by resolution of the stockholders or the Board of Directors. Currently, we have seven directors. The Board of Directors has recommended seven nominees for election at the Annual Meeting.

How long do Directors serve?

Our Bylaws provide that each Director shall hold office until the Annual Meeting of stockholders held next after his election and until his successor has been duly elected and has qualified, or until his resignation, removal from office, or death. The stockholders of the Company elect successors for Directors whose terms have expired at the Annual Meeting. The Board elects members to fill new membership positions and vacancies in unexpired terms on the Board.

Do the stockholders elect the executive officers?

No. Executive Officers are elected by the Board and hold office until their successors are elected and qualified or until the earlier of their death, retirement, resignation or removal.

Our Board of Directors encourages stockholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to promptly submit your proxy.

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PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently consists of seven directors. Members of our Board are elected annually to serve until the next annual meeting of stockholders or until their successors are elected and qualified. Our Board has nominated for re-election all of the current directors. The biography of each of the nominees below contains information regarding the person’s service as director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as a director.

Frederick P. Calderone	Director Since 1998

Frederick P. Calderone, age 63, has served as a Vice President of CenTra, Inc. for the past 23 years. CenTra is a transportation holding company headquartered in Warren, Michigan. Prior to joining CenTra, Mr. Calderone was a partner with Deloitte, Haskins, & Sells, Certified Public Accountants (now Deloitte & Touche LLP). Mr. Calderone is a certified public accountant and an attorney. He has served as a director of PTSI since May 1998. He has extensive experience in finance and accounting. Because he has served as director of PTSI for over fifteen years, he has an enhanced knowledge of PTSI’s corporate governance, personnel matters and growth strategy. These experiences qualify him for service on the Board of PTSI.

Daniel H. Cushman	Director Since 2009

Daniel H. Cushman, age 59, has served as President and Chief Executive Officer since July 2009. Prior to his employment with the Company, Mr. Cushman served as Vice President of Sales and Marketing for CRST International, Inc. in Cedar Rapids, Iowa (“CRST”), from July 2008 to July 2009, and as Vice President and General Manager of Dedicated Services for CRST from March 2008 to July 2008. From January 2007 to March 2008, Mr. Cushman was Senior Executive Vice President and Chief Marketing Officer for Werner Enterprises in Omaha, Nebraska. From January 2002 to December 2006, he served as Executive Vice President Chief Marketing and Operations Officer for Werner Enterprises. These experiences qualify him to serve on the Board of PTSI.

W. Scott Davis	Director Since 2007

W. Scott Davis, age 51, is Vice Chairman and Chief Financial Officer of Clearview International, LLC, a data center business headquartered in Dallas, Texas. He has been an investor in Clearview since June 2009. He was a Partner and Senior Managing Director of Rock Financial Partners, LLC from April 2009 to December 2013. From August 2006 to April 2009, he served as the President and sole owner of WS Davis, Inc., the company through which he performed his consulting work. From 1987 to 2006, Mr. Davis worked for Stephens Inc., an investment banking firm, including serving as an Executive Vice President of Stephens Inc. from 2002 to 2006. Mr. Davis has served as a director of PTSI since August 2007. He has extensive experience in the investment banking industry. He currently serves as Chairman of our Audit Committee. His extensive experience in financial statement analysis and review qualifies him to serve on the Board and as a member of the Audit Committee of PTSI.

Norman E. Harned	Director Since 2014

Norman E. Harned, age 73, retired as Vice President, Treasurer and Secretary of CenTra, Inc. in 2007, after 35 years of service to CenTra and its predecessor companies. Prior to joining CenTra, Mr. Harned was a senior on the audit and tax staff of Haskins & Sells, Certified Public Accountants (later Deloitte, Haskins & Sells and now Deloitte & Touche LLP). Mr. Harned is a certified public accountant. He has served on the board of directors of Durarock Reinsurance, Ltd., a reinsurance company, since 1985. Mr. Harned became a director of PTSI in March 2014. He currently serves on the Audit Committee. His extensive experience as an executive in the transportation industry and his experience and certification as a professional accountant qualify him to serve on the Board and as a member of the Audit Committee of PTSI.

Manuel J. Moroun	Director Since 2002

Manuel J. Moroun, age 86, is a principal shareholder of CenTra, Inc., a holding company based in Warren, Michigan and has served as Chief Executive Officer of CenTra since 1970. Mr. Moroun is a principal shareholder in other family owned businesses engaged in providing logistics and transportation services. Mr. Moroun has served as a director of PTSI since 2002. Mr. Moroun also has served as a director of Universal Truckload Services, Inc. (NASDAQ: UACL) since 2004. Manuel J. Moroun is the father of Matthew T. Moroun. With over 50 years experience in starting and managing transportation businesses, Mr. Moroun brings the perspective and insight of a successful transportation entrepreneur to the Board’s role in evaluating the Company’s business planning and performance. These experiences qualify him for service on the Board of PTSI.

Matthew T. Moroun	Director Since 1992

Matthew T. Moroun, age 41, has served as Vice Chairman and as a director of CenTra, Inc., a holding company based in Warren, Michigan, since 1993. Mr. Moroun is the principal shareholder and has served as Chairman of Oakland Financial Corporation, an insurance and real estate holding company based in Sterling Heights, Michigan, and its subsidiaries, since 1996. Mr. Moroun is a principal shareholder in other family owned businesses engaged in providing logistics and transportation services. Mr. Moroun has served as a director of PTSI since 1992 and as Chairman of the Board since 2007. Mr. Moroun has served as a director and as Chairman of the Board of Universal Truckload Services, Inc. (NASDAQ: UACL) since 2004. Matthew T. Moroun is the son of Manuel J. Moroun. Mr. Moroun’s extensive leadership experience with businesses providing transportation and logistics services brings invaluable perspective and insight to the Board’s role of evaluating the Company’s business planning and performance. This experience and insight qualify him for service as Chairman of the Board of PTSI.

Daniel C. Sullivan	Director Since 1986

Daniel C. Sullivan, age 73, has been a practicing attorney, specializing in transportation law for more than 40 years. Mr. Sullivan has been a principal with the firm of Sullivan, Hincks & Conway, or its predecessor, presently located in Oak Brook, Illinois, since 1972. Mr. Sullivan has served as a director of PTSI since June 1986. Mr. Sullivan has also served as a member of the Board of Directors of Universal Truckload Services, Inc. (NASDAQ: UACL) since November 2004. He currently serves on the Audit Committee of PTSI. He has extensive knowledge in the field of transportation law. His long history on the Board and experience in the transportation industry give him an in-depth understanding of PTSI’s customer base, industry structure, operating history, growth strategy and corporate governance. This knowledge and experience qualifies him for service on the Board and as a member of the Audit Committee of PTSI.

Unless otherwise instructed, the persons named as proxies intend to vote all proxies received for the election of the seven director nominees. All of the nominees have indicated their willingness to serve on the Board of Directors. If any nominee should become unwilling or unavailable to serve, our Board may select a substitute nominee, and in that event the proxies intend to vote all proxies for the person selected. If a substitute nominee is not selected, the proxies intend to vote for the election of the remaining nominees. Our Board has no reason to believe that any of the nominees will become unavailable to serve.

Your Board of Directors Recommends that Stockholders Vote

FOR

Each of the Nominees Named Above

CORPORATE GOVERNANCE

Director Independence

Applicable NASDAQ listing standards generally require that a majority of our Board of Directors be independent. Recently, our Board of Directors reviewed the independence of directors and determined that three of our directors, Messrs. Davis, Harned, and Sullivan, meet the standards for independence required by applicable NASDAQ listing standards. In making this determination, our Board has concluded that none of the independent directors has a relationship that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Because more than 50% of the voting power of our company is controlled by Matthew Moroun and a trust of which Mr. Matthew Moroun and Mr. Hal Briand are co-trustees, we have elected to be treated as a “controlled company” in accordance with Rule 5615(c) of the NASDAQ Listing Rules. Accordingly, we are not subject to the NASDAQ rules that would otherwise require us to have (i) a majority of independent directors on the board; (ii) a compensation committee composed solely of independent directors; and (iii) a nominating committee composed solely of independent directors.

Board Structure and Role in Risk Oversight

Our Board of Directors has chosen to separate the positions of Chairman and Chief Executive Officer (“CEO”). Mr. Matthew T. Moroun is the Chairman of the Board and Mr. Daniel H. Cushman is the President and CEO. This separation of Chairman and CEO allows for greater oversight of PTSI by the Board. The Board is actively involved in oversight of risks that could affect PTSI. This oversight is conducted primarily through the Audit Committee, as disclosed in the committee description below and in its charter, and by the full Board, which has retained responsibility for general oversight of risks. The Board satisfies this responsibility through full reports by our committee chairs regarding each committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within PTSI.

Board Meetings

During 2013, our Board of Directors held four meetings. All directors, except Mr. Manuel J. Moroun, attended at least 75% of the meetings of our Board, including committees on which they then served, during the period that they served.

Board Committees

Our Board of Directors has, and appoints members to, three standing committees: the Audit Committee, the Compensation and Stock Option Committee (the “Compensation Committee”), and the Executive Committee. The membership of these committees, as of April 15, 2014, was as follows:

Audit Committee	Compensation Committee	Executive Committee
W. Scott Davis*	Daniel H. Cushman	Daniel H. Cushman
Norman E. Harned	Matthew T. Moroun*	Matthew T. Moroun*
Daniel C. Sullivan

* Committee chairman

Audit Committee. We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee has three members. Each of the members of the Audit Committee is an independent director as independence for audit committee members is defined in the NASDAQ listing standards and the rules of the SEC. The Audit Committee has a charter that has been approved by our Board of Directors and is available on our website, at www.pamtransport.com under the caption of “Investors.”

The Audit Committee met four times in 2013. The Audit Committee assists our Board of Directors in overseeing our accounting and financial reporting process, internal controls and audit functions, and is directly responsible for the appointment, retention and compensation of our registered public accounting firm. Our Board of Directors has determined that Mr. Davis and Mr. Harned, who are members of the Audit Committee, are each qualified as an audit committee financial expert, as that term is defined in the rules of the Securities and Exchange Commission (“SEC”). More information about the Audit Committee is included below under the heading “Audit Committee Report.”

Compensation Committee. Following the retirement of two of our independent directors effective as of our Annual Meeting in 2013, our Board of Directors elected to appoint our Chairman of the Board and our CEO as the two members of our Compensation Committee based on our status as a “controlled company” under the NASDAQ Listing Rules. The Compensation Committee met one time in 2013. The Compensation Committee assists our Board of Directors in carrying out its responsibilities relating to compensation and benefits for our executive officers. The Compensation Committee’s responsibilities and authority include:

●	reviewing trends in management compensation and the competitiveness of our executive compensation programs;

●	overseeing development of new compensation plans, and approving or recommending for determination by our Board of Directors revisions of existing plans;

●	determining, or recommending for determination by our Board of Directors, the salaries, bonus and other compensation for executive officers and key employees other than our CEO;

●	reviewing and making recommendations concerning long-term incentive compensation plans, including stock option and other equity-based plans;

●	to the extent eligible to do so, acting as the committee of our Board of Directors that administers equity-based plans, incentive compensation plans and employee benefit plans; and

●	reviewing and approving, or recommending to our Board of Directors for approval, compensation packages for new officers and severance arrangements for officers.

The full Board evaluates the performance of our CEO and determines the CEO’s salary, bonus and other compensation. The Board also determines the compensation of our directors and administers our equity-based compensation plans with respect to awards to our named executive officers and our directors. If a member of a committee of our Board of Directors is absent from a meeting, the Bylaws give Board committees authority to unanimously appoint another member of our Board of Directors to act at the meeting in place of the absent committee member. While the Compensation Committee could use this authority, it has no plans to do so. The Compensation Committee has the authority to retain compensation consultants but does not currently use compensation consultants. The Compensation Committee operates without a written charter.

Executive Committee. The Executive Committee exercises the authority of our Board of Directors in accordance with the Bylaws between regular meetings of our Board. The Executive Committee did not meet during 2013.

Director Nominating Process. Our Board does not have a nominating committee that nominates candidates for election to our Board. That function is performed by our Board of Directors. Each member of our Board participates in the consideration of director nominees. Our Board of Directors believes that it can adequately fulfill the functions of a nominating committee without having to appoint an additional committee to perform that function. Our Board of Directors believes that not having a separate nominating committee saves the administrative expense that would be incurred in maintaining such a committee, and saves time for directors who would serve on a nominating committee if it were established. As there is no nominating committee, we do not have a nominating committee charter.

At least a majority of our independent directors participate in the consideration of director nominees. These directors are independent, as independence for nominating committee members is defined in the NASDAQ listing standards. However, so long as the Company continues to be a controlled company (within the meaning of NASDAQ Rule 5615(c)), the Board of Directors may be guided by the recommendations of the Company’s majority stockholder in its nominating process. After discussion and evaluation of potential nominees, the full Board of Directors selects the director nominees.

Our Board will consider as potential nominees persons recommended by stockholders. Recommendations should be submitted to our Board of Directors in care of our Secretary, Allen W. West, at Post Office Box 188, Tontitown, Arkansas 72770. Each recommendation should include a personal biography of the suggested nominee, a description of the background or experience that qualifies the person for consideration, and a statement that the person has agreed to serve if nominated and elected.

Our Board has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by an executive officer or director, and considered by our Board of Directors. Generally, candidates have been known to one or more of our Board members. Our Board of Directors has not adopted specific minimum qualifications that it believes must be met by a person it recommends for nomination as a director. The Board has determined that the Board as a whole must have the right diversity, mix of characteristics and skills for the optimal functioning of the Board in its oversight of the Company. In evaluating candidates for nomination, our Board of Directors will consider the factors it believes to be appropriate, which would generally include the candidate’s independence, personal and professional integrity, business judgment, relevant experience and skills, including those related to transportation services, and potential to be an effective director in conjunction with the rest of our Board in collectively serving the long-term interests of our stockholders. Although our Board has the authority to retain a search firm to assist it in identifying director candidates, there has to date been no need to employ a search firm. Our Board of Directors does not evaluate potential nominees for director differently based on whether they are recommended to our Board by a stockholder.

Communications with Directors and Attendance at the Annual Meetings

Stockholders may communicate directly with our Board of Directors as a group by writing to our Board of Directors, care of the Secretary of PTSI, Post Office Box 188, Tontitown, Arkansas 72770. Our Secretary will review all of the correspondence and regularly forward to our Board of Directors a summary of the correspondence, and copies of all of the correspondence that, in his opinion, deals with the functions of our Board of Directors or any of its committees or that our Secretary otherwise determines requires the attention of our Board of Directors. Directors may at any time review a log of all of the correspondence that is addressed to our Board, and request copies of any and all of the correspondence.

Our Board of Directors has a policy of encouraging our directors to attend the annual meetings of the stockholders. In 2013, all but one of our then current directors attended the Annual Meeting.

Code of Ethics

We have adopted a written code of ethics that applies to all our directors, officers and employees, including our CEO and our chief financial and accounting officer. We have posted a copy of our Code of Ethics on our website at www.pamtransport.com under the caption “Investors”. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ listing standards concerning any amendments to, or waivers from, any provision of the code.

Compensation Committee Interlocks and Insider Participation

In 2013, Messrs. Davis, Sullivan, and Frank L. Conner served on the Compensation Committee until the 2013 Annual Meeting. On May 23, 2013, the Board appointed Mr. Matthew Moroun and Mr. Cushman to the Compensation Committee in accordance with NASDAQ Rule 5615(c)(1). Mr. Cushman is currently President and CEO of PTSI. Mr. Moroun is Chairman of the Board of Directors and our largest stockholder. Information regarding certain transactions between PTSI and entities controlled by Mr. Moroun is provided in the section entitled “Transactions With Related Persons” on page 33 of this proxy statement. None of our executive officers serves or served as a director or member of the compensation committee of another entity in a case where an executive officer of such other entity serves or served as a director or member of our Compensation Committee.

AUDIT COMMITTEE REPORT

Each current member of the Audit Committee is independent, as independence for audit committee members is defined in the NASDAQ listing standards and the rules of the SEC. From May 2013 to March 2014, as permitted by Rule 5605(c)(2) of the NASDAQ listing standards, the Committee temporarily included one director, Frederick P. Calderone, who is not an independent director as defined by the NASDAQ listing standards. Because Mr. Calderone is employed by CenTra, Inc., a company owned by Matthew T. Moroun, our Chairman of the Board and controlling stockholder, and his father, Manuel J. Moroun, who is also a director of the Company, our Board of Directors has determined that Mr. Calderone is not an independent director as defined by the NASDAQ listing standards. Mr. Calderone otherwise meets the criteria for audit committee members under the NASDAQ listing standards and the rules of the SEC. Based on his extensive financial and accounting experience and in order to maintain at least three members on the Audit Committee as required by the NASDAQ listing standards, the Board of Directors determined that it was in the best interests of the Company for Mr. Calderone to serve on the Audit Committee following the retirement of two previous members of the Audit Committee effective at our Annual Meeting in 2013 until an additional independent director was elected to our Board of Directors. Mr. Calderone served on the Audit Committee until the appointment of Norman E. Harned to the Committee on March 13, 2014.

The Audit Committee’s primary purpose is to assist the Board of Directors in overseeing:

●	the accounting and financial reporting process;

●	audits of financial statements and internal control over financial reporting; and

●	internal control and audit functions.

In carrying out its responsibilities, the Audit Committee supervises the relationship between us and our independent auditor, including having direct responsibility for the auditor’s appointment, compensation and retention, reviewing the scope of its audit services, and approving audit and permissible non-audit services. The Audit Committee reviews and discusses the annual and quarterly financial statements, and reviews the activities of our internal audit function.

Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reporting to the Audit Committee on any significant deficiencies or material weaknesses that are found.

The Audit Committee discussed with PTSI’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”), who is responsible for expressing an opinion on the conformity of our audited financial statements with generally accepted accounting principles, its judgments as to the quality and the acceptability of our financial reporting and such other matters as are required to be discussed with the Audit Committee under standards of the Public Company Accounting Oversight Board (PCAOB), including the matters required to be discussed pursuant to Auditing Standard No. 16 (Communications with Audit Committees). The Audit Committee and Grant Thornton also reviewed management’s assessment, which was included in management’s report on internal control over financial reporting and Grant Thornton’s opinion on the effectiveness of the company’s internal control over financial reporting as of December 31, 2013.

The Audit Committee has discussed with Grant Thornton that firm’s independence from management and us, and has received from Grant Thornton the written disclosures and letter required by PCAOB Rule 3526 (Communication with Audit Committees Concerning Independence). The Audit Committee has considered the compatibility of the provision of non-audit services with maintaining Grant Thornton’s independence.

In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2013, with both management and our independent registered public accounting firm. The Audit Committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the financial statements.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Audit Committee Members

W. Scott Davis, Chairman

Norman E. Harned

Daniel C. Sullivan

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on the review and discussion, the committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Compensation Committee Members

Matthew T. Moroun, Chairman

Daniel H. Cushman

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview

Our primary goal for the compensation of our executive officers is to create long-term value for our stockholders. Our compensation program is intended to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and create long-term value for our stockholders, while at the same time making efficient use of our resources. The compensation of our executive officers is designed to reward financial and operating performance, to align their interests with those of our stockholders, and to encourage them to remain with us.

Executive Officers of PTSI

Our executive officers are Daniel H. Cushman and Allen West.

Name	Age	Position	Years of Service
Daniel H. Cushman	59	President and Chief Executive Officer	5
Allen W. West	46	Vice President of Finance, Chief Financial Officer, Secretary and Treasurer	17

Daniel H. Cushman. Mr. Cushman, age 59, has served as President and CEO since July 2009. Prior to his employment with the Company, Mr. Cushman served as Vice President of Sales and Marketing for CRST International, Inc. in Cedar Rapids, Iowa (“CRST”) from July 2008 to July 2009, and as Vice President and General Manager of Dedicated Services for CRST from March 2008 to July 2008. From January 2007 to March 2008, Mr. Cushman was Senior Executive Vice President and Chief Marketing Officer for Werner Enterprises in Omaha, Nebraska. From January 2002 to December 2006, he served as Executive Vice President Chief Marketing and Operations Officer for Werner Enterprises.

Allen W. West. Mr. West, age 46, has served as Vice President of Finance, Chief Financial Officer, Secretary and Treasurer since June 2013. Mr. West served as Vice President of Tax and Financial Reporting of PTSI from 2007 to June 2013 and as Director of Tax from 1997 to 2007. Prior to joining PTSI, Mr. West served in various capacities within the trucking industry and within public accounting. He is a Certified Public Accountant and a Chartered Global Management Accountant.

Mr. West was appointed our Vice President of Finance, Chief Financial Officer, Secretary and Treasurer upon the resignation of Lance K. Stewart, our former Vice President of Finance, Chief Financial Officer, Secretary and Treasurer. Information regarding Mr. Stewart’s compensation for 2013 is included in this Compensation Discussion and Analysis and the executive compensation tables that follow.

Elements of Compensation

We have three key elements of compensation: annual base salary, cash incentive compensation, and long-term equity incentives. Annual base salary is intended to attract and retain talented executives, and reward them for annual achievement. Cash incentive compensation is intended to motivate our executive officers to achieve specified financial results or superior performance. Long-term equity incentives are intended to align the interests of our executive officers with those of our stockholders by linking compensation to stock price appreciation. In addition, when the criteria for vesting of equity awards includes achieving specified financial results, the equity awards also serve the purpose of motivating our executive officers to achieve those results.

Determining Compensation

Historically, the compensation of our executive officers has been based primarily on the judgment of the Compensation Committee of our Board of Directors. Following the retirement of two of our former independent directors effective at our Annual Meeting on May 23, 2013, the Board of Directors appointed our Chairman, Mr. Matthew Moroun, and our CEO, Mr. Daniel Cushman, to the Compensation Committee in accordance with the exemption from the compensation committee independence requirements for controlled companies under NASDAQ Rule 5615(c)(1). Currently, the Compensation Committee determines the compensation for our officers and key employees other than the CEO, while the Board of Directors determines the CEO’s compensation and approves the equity awards to the named executive officers.

In determining compensation for our executive officers, the Compensation Committee and the Board consider competitive market compensation paid by other companies, including truckload dry van carriers and other trucking companies, but do not attempt to maintain a specified target percentile within a peer group or otherwise rely on compensation paid by other companies to determine our executive compensation. The Compensation Committee and the Board review and evaluate many factors, including:

●	PTSI’s performance and growth;

●	financial measurements such as revenue, revenue growth, net operating income and operating ratio, and trends in those measurements;

●	leadership qualities;

●	ability to achieve strategic objectives;

●	scope and performance of business responsibilities;

●	management experience and effectiveness;

●	individual performance and performance as a management team;

●	current compensation arrangements; and

●	long-term potential to maintain and enhance value for our stockholders.

The Board members generally do not adhere to rigid formulas or react to short-term changes in business performance in determining the amount and mix of compensation elements but strive to achieve an appropriate mix between annual base salary, cash incentive compensation and long-term equity incentives to meet our objectives.

The Board members receive regular updates on our business results from management and review the quarterly financial statements and projections to assess whether executive compensation continues to be properly balanced with and supportive of our business objectives. The Board members also regularly review information, including reported revenue, profit levels, market capitalization and disclosed governance practices, regarding comparably–sized companies in our industry to assess our comparative performance and organizational structure. The Board members use management updates and peer information as tools to evaluate the connection between executive compensation and our performance as a business. This information is reviewed in a subjective manner. There is no implied direct or formulaic linkage between peer information and our compensation decisions. The Board members take the view that a close connection between compensation and performance objectives encourages our executive officers to make decisions that will result in significant positive short-term and long-term returns for our business and our stockholders without providing an incentive either to take unnecessary risks or to avoid opportunities to achieve long-term benefits even though they may reduce short-term benefits for the executive officers, the business or our stockholders.

Based on these reports, the Board members regularly evaluate both the short-term and long-term performance compensation for the executive officers to ensure alignment with our business objectives. The committee also works closely with management regarding long-term equity incentives, which emphasize stockholder returns while providing enhanced retention value for key executives.

Annual Cash Compensation

Base Salary. Each of our named executive officers receives an annual base salary to compensate him for services performed during the year. The base salary for each named executive is established based on the scope of his responsibilities, his level of experience and expertise, and his abilities to lead and direct the Company and achieve various financial and operational objectives. Our general compensation philosophy is to pay executive base salaries that are competitive with the salaries of executives in similar positions, with similar responsibilities, at comparable companies. We have not benchmarked our named executive officer base salaries against the base salaries at any particular company or group of companies. The base salary of our CEO is established in accordance with his employment agreement. Base salaries are reviewed and adjusted by the Compensation Committee or the Board, as applicable, on an annual basis after taking into account individual responsibilities, performance and expectations. The base salaries paid to our named executive officers are set forth below in the “Summary Compensation Table” and the accompanying narrative disclosure.

Cash Incentive Compensation. The Compensation Committee’s and the Board’s practice is to award an annual cash bonus to each of the named executive officers as part of his annual compensation. Bonuses are intended to provide executives with an opportunity to receive additional cash compensation, and are based on individual performance and the Company’s performance. The Committee and the Board believe this practice provides an incentive for strong financial and operating performance and aligns the interests of management with the interests of our stockholders.

During January 2014, as authorized by the Board, the Compensation Committee awarded a discretionary cash bonus to Daniel H. Cushman, our CEO, in the amount of $224,500 and to Allen W. West, our Vice President of Finance, Chief Financial Officer, Secretary and Treasurer (“CFO”), in the amount of $75,000. The terms of Mr. Cushman’s bonus provided that 30% of the bonus was paid immediately, while the remaining 70% will be paid in equal installments of 17.5% of the bonus amount awarded during each of the next four succeeding years, subject to his continued employment with the Company. The terms of Mr. West’s bonus provided that 46.8% of the bonus was paid immediately, while the remaining 53.2% of the bonus will be paid in equal installments of 13.3% of the bonus amount awarded during each of the next four succeeding years, subject to his continued employment with the Company.

During April 2013, the Compensation Committee awarded a discretionary cash bonus to Mr. Cushman in the amount of $180,000, and to Lance K. Stewart, our then CFO, in the amount of $60,000. The terms of the bonuses provided that 40% of the bonus amount awarded was paid immediately, while the remaining 60% is to be paid at the rate of 15% of the bonus amount awarded during each of the next four succeeding years, subject to the executive’s continued employment with the Company. The Compensation Committee also paid Mr. West, in his prior role with the Company, a one-time discretionary cash bonus of $5,000.

During April 2012, the Compensation Committee awarded a discretionary cash bonus to Mr. Cushman in the amount of $150,000 and to Mr. Stewart in the amount $50,000. The terms of these bonuses provided that one-half of the bonus amount awarded was paid during April 2012, while the remaining one-half is to be paid at the rate of 12.5% of the bonus amount awarded during each of the next four succeeding years, subject to the executive’s continued employment with the Company.

Upon his resignation in 2013, Mr. Stewart forfeited the remaining $54,750 in unpaid amounts from his 2013 and 2012 bonus awards.

Other Compensation

Long-Term Equity Incentives. Long-term equity incentives are awarded to our named executive officers as part of our overall compensation package, and have historically been provided through stock options granted under our 2006 Stock Option Plan, which was adopted by the Board of Directors in March 2006 and approved by our stockholders in May 2006. The plan provides for the issuance of stock options for up to 750,000 shares of our common stock, subject to adjustments, to our officers, directors, key employees and consultants. On March 13, 2014, our Board of Directors adopted an Amended and Restated Stock Option and Incentive Plan, which authorizes grants of additional types of awards, including restricted stock, restricted stock units, stock appreciation rights, phantom stock units, and unrestricted common stock. This amended and restated incentive plan is subject to approval by our stockholders at this Annual Meeting. More information regarding the plan, including a summary of the material terms of the plan, is provided in “Proposal Three: Approval of Amended and Restated Stock Option and Incentive Plan” on page 27 of this Proxy Statement.

The Compensation Committee and the Board believe that long-term equity incentives, such as stock options and restricted stock, are consistent with the Company’s philosophy and represent an additional vehicle for aligning management’s interests with the interests of our stockholders. When determining the amount of long-term incentive grants to be awarded to our named executive officers, the Board members consider, among other factors, the business performance of the Company, the responsibilities and performance of the executive, and the performance of our stock price.

We did not grant any stock options to our executive officers in 2013. On May 24, 2012, we granted stock options to our executive officers pursuant to the 2006 Stock Option Plan with an exercise price of $10.90 per share based on the average of the high and low sales prices of the Company’s stock on the date of the grant. Mr. Cushman received an option for 49,000 shares and Mr. Stewart received an option for 15,000 shares. The stock option grants vest in five equal annual installments beginning on the first anniversary of the grant date. We did not issue any options to our executive officers or other employees under the plan during 2011.

On November 15, 2013, the Board approved the issuance of restricted shares of our common stock to our executive officers in the amount of 5,000 shares to Mr. Cushman and 1,250 shares to Mr. West. These restricted shares will vest in five equal annual installments beginning on the first anniversary of the grant date.

Retirement and Health Benefits. We sponsor a retirement savings plan for all of our eligible employees, including our executive officers. The plan qualifies under section 401(k) of the Internal Revenue Code, as amended. This plan allows eligible employees to make tax deductible contributions to the plan. We make employer matching contributions to the plan for each eligible employee. The matching contributions are 50% of each participating employee’s voluntary contribution up to 3% of the participant’s compensation. These matching contributions vest at the rate of 20% each year until fully vested after five years.

We offer health, vision and dental insurance to our executive officers.

Perquisites. We allow each of our executive officers to use a company owned automobile. With the exception of this perquisite, our policy is to provide minimal, if any, perquisites to our executive officers. This helps set an example for all employees that personal expenses are not payable from company funds and helps to control expenses.

Post-Employment Compensation. We do not provide a defined benefit pension plan or post retirement health insurance coverage for our executive officers or any of our other employees. We do not offer deferred compensation plans, and do not have agreements that provide compensation to our executive officers based upon the occurrence of a change in control of PTSI.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code, as amended, imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the company’s chief executive officer or certain of the company’s other most highly compensated executive officers. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “qualifying performance-based” compensation (compensation paid only if the individual’s or the company’s performance meets pre-established objective goals based on performance criteria approved by the stockholders). We periodically review the potential consequences of Section 162(m) and may structure some or all of the compensation for our executive officers so that it will not be subject to the deduction limitations of Section 162(m). None of the compensation paid to our executive officers for 2013 was structured to be “qualifying performance-based” compensation. For 2013, we were not precluded by Section 162(m) from deducting any compensation that we paid to any of our executive officers.

Share Ownership Guidelines

We do not have stock ownership requirements for our executive officers. However, each of our executive officers owns options to acquire shares of our common stock.

Role of Executive Officers in the Compensation Process

The elements of executive compensation are discussed at meetings of the Compensation Committee and the Board, with significant input from our Chairman of the Board and our CEO. Annual base salary is generally determined annually but may be determined for a multi-year period at the time that employment agreements are negotiated with our executive officers, if applicable. Cash incentive compensation and other bonuses and forms of stock-based compensation are discussed from time to time, but there is no set schedule for making determinations regarding these types of compensation. The committee and the Board retain considerable flexibility in deciding when to address these matters. In making its compensation decisions, the Board members will usually seek input from the executive officers. However, the Board makes the final decisions on compensation of our CEO and on equity awards to our executive officers, and the committee makes the final decisions on other compensation to our executive officers. The committee is authorized to utilize compensation consultants. Neither the committee nor the Board utilized a compensation consultant regarding 2013 executive compensation.

Stockholder Approval of the Company’s Compensation Programs

At our 2011 Annual Meeting of Stockholders, we held our first advisory vote on executive compensation, commonly referred to as “say on pay.” Our stockholders overwhelmingly approved the “say on pay” resolution presented with more than 99% of the votes cast (excludes abstentions and broker non-votes) voting to approve our executive compensation. The Compensation Committee reviewed these voting results and given the strong level of support, did not make any changes to our executive compensation program or principles in response to the vote. In addition, at our 2011 Annual Meeting of Stockholders, over 70% of the shares voted (excludes abstentions and broker non-votes) were in favor of our recommendation to hold the “say on pay” vote every three years. As such, we have included a “say on pay” in this Proxy Statement for consideration and approval at the 2014 Annual Meeting. While the vote is an advisory and non-binding vote, the Compensation Committee and the Board will review the voting results to determine the cause or causes of any significant negative voting results.

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Summary Compensation Table

The following table provides information regarding the compensation earned by the executive officers for the three years ended December 31, 2013.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($) (3)	Total ($)

Daniel H. Cushman	2013	447,000	180,000	90,850	-	-	2,184	720,034
President and Chief	2012	437,000	150,000	-	296,940	-	2,184	886,124
Executive Officer	2011	425,000	60,000	-	-	-	2,184	487,184

Allen W. West (4) Vice President of Finance, Chief Financial Officer, Secretary and Treasurer	2013	173,486	5,000	22,713	-	-	-	201,199

Lance K. Stewart (4)	2013	246,166	60,000	-	-	-	2,405	308,571
Vice President of Finance,	2012	179,837	50,000	-	90,900	-	2,405	323,142
Chief Financial Officer,	2011	170,000	25,000	-	-	-	2,405	197,405
Secretary and Treasurer

(1)

Amounts shown for 2013 represent a discretionary cash bonus that was awarded and paid at the rate of 40% during 2013 with the remaining 60% being paid at the rate of 15% of the bonus amount awarded during each of the next four years. Amounts shown for 2012 represent a discretionary cash bonus that was awarded and paid at the rate of 50% during 2012 with the remaining 50% being paid at the rate of 12.5% of the bonus amount awarded during each of the next four succeeding years. Amounts shown for 2011 represent a discretionary cash bonus paid during that year. Mr. Stewart forfeited the unpaid portion of his bonuses for 2012 and 2013 in the amounts of $18,750 and $36,000, respectively, upon his resignation from the Company.

(2)

Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown are the aggregate grant date fair value computed in accordance with the provisions of FASB ASC Topic 718. The assumptions used to calculate the value of stock and stock option awards are set forth under Note 12 “Stock-Based Compensation” to our consolidated financial statements included in Item 8 “Financial Statements and Supplementary Data” of our Annual Report to the SEC on Form 10-K for each respective year.

(3)	Amounts shown represent employer matching contributions under our section 401(k) qualified retirement savings plan.
(4)

Mr. West was appointed as Vice President of Finance, Chief Financial Officer, Secretary and Treasurer on June 3, 2013, upon the resignation of Mr. Stewart. Accordingly, the table reflects only Mr. West’s 2013 compensation. Mr. Stewart’s resignation from the Company became effective on September 3, 2013.

Employment Agreements

Daniel H. Cushman. We periodically enter into multi-year employment agreements with certain of our executive officers. We generally believe that it is beneficial to enter into employment agreements because they set forth the terms under which the executive officers are employed, include annual base salary and severance arrangements, and generally provide us with a certain level of protection from competition by our executive officers following termination of their employment with us. The employment agreements also typically require our executive officers to provide us with advance notice if they wish to resign.

On June 29, 2009, we entered into an employment agreement with our President and CEO, Mr. Cushman. Pursuant to the agreement, the Company agreed to pay Mr. Cushman an initial annual salary of $400,000. In addition, at the beginning of his employment, he received a bonus of $55,000 to be used at his discretion toward expenses for his relocation to Tontitown, Arkansas, and the sale of his home in Nebraska. The Company also agreed to reimburse Mr. Cushman for up to $1,800 per month for up to eighteen months for temporary living expenses. The employment agreement includes provisions regarding termination of employment and his non-compete, non-solicitation and confidentiality obligations to the Company. Additional information regarding these provisions is discussed below under the heading “Potential Payments Upon Termination or Change in Control.”

The annual base compensation for Mr. Cushman set forth in the employment agreement was determined by the Compensation Committee and recommended to, and approved by, our Board of Directors. Under the terms of the agreement, Mr. Cushman’s performance is reviewed annually for changes in base compensation and bonus. Mr. Cushman currently earns an annual salary of $450,000.

Allen W. West. The Company currently does not have a written employment agreement with Mr. West. Mr. West currently earns an annual salary of $200,000.

Lance K. Stewart. The Company did not have a written employment agreement with Mr. Stewart during his service as CFO. At the time Mr. Stewart’s resignation became effective, he earned an annual salary of $280,000. Prior to June 3, 2013, Mr. Stewart earned an annual salary of $200,000.

Our executive officers may participate in bonus and other incentive plans that are approved from time to time by our Board of Directors or Compensation Committee. The executive officers are also entitled to any fringe benefits that we may provide for our employees in the normal course of our business.

Salary and Bonus Compared to Total Compensation

We have not established a proportion that salary and bonus should be of our executive officers’ total compensation. As indicated in the Summary Compensation Table, the proportion for 2013 that salary and bonus were of total compensation ranged from 87% to 89% for our executive officers.

Grants of Plan-Based Awards

The following table shows all plan-based awards granted to the named executive officers during fiscal year 2013. No stock options were granted to our executive officers during 2013. As of April 18, 2014, 363,000 shares of our common stock remain available for issuance under the 2006 Stock Option Plan.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All	All Other
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Other Stock Awards: Number of Shares of Stock or Units (#)	Option Awards: Number of Securities Under- lying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)

Daniel H. Cushman	11/15/13	-	-	-	-	-	-	5,000	-	-	90,850

Allen West	11/15/13	-	-	-	-	-	-	1,250	-	-	22,713

Lance K. Stewart		-	-	-	-	-	-	-	-	-

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information as of December 31, 2013, regarding equity awards, including unexercised stock options, for each of the executive officers.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: # of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested ($)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Daniel H. Cushman	9,800 (1)	39,200 (1)	-	10.90	05/24/22	5,000	90,850	-	-
	12,000 (2)	8,000 (2)	-	11.22	11/30/20	-	-	-	-
	800 (3)	1,200 (3)	-	11.22	11/30/20	-	-	-	-

Allen W. West	1,200 (2)	800 (2)	-	11.22	11/30/20	1,250	22,713
	50 (3)	75 (3)	-	11.22	11/30/20	-	-	-	-

Lance K. Stewart	-	-	-	-	-	-	-	-	-

(1)	Options granted on 5/24/2012 and vest at a rate of 20% annually beginning on the first anniversary of the grant date.

(2)	Options granted on 11/30/2010 and vest at a rate of 20% annually beginning on the first anniversary of the grant date.

(3)

Performance-based options granted on 11/30/2010 which were earned during the second quarter of 2011 as a result of meeting specified performance criteria during the second quarter of 2011. Performance-based options vest at a rate of 20% annually from the date the option was earned.

Options Exercised and Stock Vested

No options were exercised by our executive officers and no stock vested during 2013. On August 22, 2013, upon mutual agreement between the Company and Lance K. Stewart, we cancelled a total of 6,167 options then held by Mr. Stewart in exchange for a cash payment to Mr. Stewart in the aggregate amount of $8,854, which represented the difference between the fair market value of the underlying shares, determined based on the trading price of our common stock as reported by NASDAQ at the time of cancellation, and the respective exercise prices of the options.

Potential Payments Upon Termination or Change In Control

Generally, employment agreements that we enter into with any of our executive officers provide for payments that may be made to the executive officers following termination of their employment. The potential payments under our employment agreement with Mr. Cushman and other payments to which are executive officers are entitled upon termination are discussed below and quantified in the table that follows. We do not have any agreements or plans that provide for payments to any of our executive officers based on the occurrence of a change in control of PTSI.

No Payments If There Is a Termination for Just Cause

In the event that one of our executive officers is terminated for just cause, including conviction of a crime, moral turpitude, gross negligence in the performance of duties, intentional failure to perform duties, insubordination, or dishonesty, we would have no obligation to pay base salary or benefits beyond the last day worked.

Payments Upon Death

In the event of the death of one of our executive officers, we would pay the executive officer his base salary through the date of death.

Payments Upon Disability

In the event that an executive officer becomes disabled and is unable to perform their duties, we may terminate his employment. If Mr. Cushman’s employment is terminated due to disability, he is entitled to receive his base salary and benefits for six months following the termination of his employment.

Payments Upon Termination Based on Our Best Interest

In the event that an executive officer is terminated by our Board of Directors based upon a determination that such action would serve the Company’s best interest, we would generally have no obligation to pay base salary or benefits beyond the last day worked. However, Mr. Cushman would be entitled to receive his base salary and benefits for a period of six months following the termination of his employment, unless the Board of Directors elects to extend his covenant not to compete for one year, in which case he will be entitled to receive his base salary and benefits for a period of 12 months.

Payments Upon Resignation, Including Retirement

Mr. Cushman has the right to resign by providing three months written notice of his intent to resign. Following such notice, we may terminate the executive’s employment before the end of the three month notice period. In the event the officer resigns with the required three months notice or is terminated following such notice, Mr. Cushman would be entitled to receive his base salary and benefits through the end of the three month notice period.

Employee Obligations

Under his employment agreement, Mr. Cushman has agreed not to compete with, or solicit or retain business that is competitive with, our business, or that of specified affiliates of our directors, Mr. Manuel Moroun and Mr. Matthew Moroun, for one year after his employment with us terminates. Mr. Cushman has an additional condition that in the event he is terminated because such termination is in the best interest of the Company, the duration of his covenant not to compete is for six months, unless the Board of Directors elects to extend his covenant not to compete for one year, in which case he will be entitled to receive his base salary and benefits for a period of 12 months. Mr. Cushman has also agreed that he will not at any time encourage, solicit or otherwise attempt to persuade any of our employees or any employees of the specified affiliates to leave our employment or employment with the specified affiliates. If Mr. Cushman were to hire from us one of our employees, he has agreed to pay us 30% of the employee’s first year’s gross compensation. Under the employment agreement, Mr. Cushman has also agreed to maintain the confidentiality of our proprietary information.

Options and Stock Awards

Messrs. Cushman and West each holds options to acquire shares of our common stock that were granted under our 2006 Stock Option Plan. In general, stock options granted under the 2006 Stock Option Plan that are vested may be exercised within three months after termination of employment without cause. However, if the executive’s employment terminates due to death or disability, earned shares and vested shares may be exercised within one year after the date of termination, but not later than the expiration date of the option.

In November 2013, Messrs. Cushman and West each received restricted shares of our common stock, which vest in equal installments of 20% per year beginning on the first anniversary grant date. In general, the unvested shares are forfeited at the time of termination.

Table of Payments Upon Termination of Employment

The following table provides information regarding amounts payable to Mr. Cushman under his employment agreement in connection with a termination of his employment. The amounts shown assume that termination of employment was effective as of December 31, 2013, the last business day of our 2013 fiscal year, and include estimates of the amounts that would be paid. Amounts payable under these provisions would be paid in equal installments pursuant to the Company’s regularly scheduled payrolls. The actual amounts would only be determined upon an officer’s termination of employment. No amounts would have been payable to Mr. West upon a termination of his employment as of December 31, 2013, other than salary earned through the date of termination and payable pursuant to the Company’s regularly scheduled payrolls.

	Daniel H. Cushman

Benefits and Payments Upon Termination	Just Cause ($)	Death ($)	Disability ($)	Best Interest of the Company ($)(1)	Resignation ($)	Retirement ($)
Base Salary	-	-	225,000	450,000	112,500	-
Non-Equity Incentive Plan Compensation	-	-	-	-	-	-
All Other Compensation	-	-	-	-	-	-

Total:	-	-	225,000	450,000	112,500	-

(1)

Mr. Cushman is entitled to receive his base salary and benefits for a period of six months following termination in the best interest of the Company, unless the Board of Directors elects to extend his covenant not to compete for one year, in which case he will be entitled to receive his base salary and benefits for a period of 12 months. This calculation assumes that the Board of Directors would elect to extend Mr. Cushman’s covenant not to compete for one year. If this option is not exercised the amount owed to Mr. Cushman for termination in the best interest of the Company would be $220,000.

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Director Compensation for 2013

The following table provides information about the compensation of our directors for the year ended December 31, 2013.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)

Frederick P. Calderone	29,600	-	25,635	-	-	-	55,235
Frank L. Conner	17,300	-	25,635	-	-	-	42,935
W. Scott Davis	33,900	-	25,635	-	-	-	59,535
Manuel J. Moroun	23,600	-	25,635	-	-	100,000	149,235
Matthew T. Moroun	107,200	-	25,635	-	-	-	132,835
Daniel C. Sullivan	30,200	-	25,635	-	-	-	55,835
Charles F. Wilkins	16,000	-	25,635	-	-	-	41,635

(1)

Our CEO and President, Mr. Cushman, who is also a director, has been omitted from this table because he receives no additional compensation for serving on our Board of Directors. Mr. Cushman’s compensation is included in the Summary Compensation Table. Our current director Mr. Norman E. Harned has also been omitted from this table as he was elected to the Board of Directors in March 2014. Messrs. Conner and Wilkins each retired from the Board of Directors effective May 23, 2013.

(2)

The amounts shown represent the compensation expense that we recognized in 2013 for option awards for our non-employee directors, determined in accordance with FASB ASC Topic 718. Information regarding assumptions made for purposes of determining these amounts is in Note 12 “Stock-Based Compensation” to our 2013 consolidated financial statements included in Item 8 "Financial Statements and Supplementary Data" of our Annual Report to the SEC on Form 10-K for the year ended December 31, 2013. On March 2, 2013, each of our non-employee directors was awarded an option for 5,000 shares of our common stock under our 2006 Stock Option Plan. The grant date fair value of each of these options, determined in accordance with FASB ASC Topic 718 was $5.13 per share. As of December 31, 2013, our non-employee directors held the following option awards to acquire our common stock: Messrs. Manuel Moroun and Matthew Moroun, options for 16,000 shares; Messrs. Calderone and Sullivan, options for 14,000 shares; Mr. Davis, options for 10,000 shares.

(3)

Amounts paid to Mr. Manuel Moroun for 2013 represented payments under his Consulting Agreement with PTSI. The Consulting Agreement was entered into on December 6, 2007, with an initial term of one year and automatic renewals for four additional one-year periods. Pursuant to the agreement, Mr. Manuel Moroun provided us with consultation and advice as to the management and operation of PTSI, and such other consulting activities as we requested. For the services that Mr. Manuel Moroun rendered pursuant to the agreement, we paid him a consulting fee of $100,000 per year, in quarterly installments. During 2013, the Company renewed this agreement under the same terms and conditions for an additional five-year period.

Compensation Arrangements for Non-employee Directors

Director compensation is determined by our Board of Directors. For 2013, we paid our non-employee directors an annual retainer of $20,000, and a fee of $1,800 for each meeting of the Board or its committees that they attended in person, and $600 for each meeting that they attended by telephone. The Chairman of the Board, which is a non-officer position, is paid an annual retainer of $100,000; and the Chairman of the Audit Committee is paid an additional annual retainer of $5,000. We reimburse our directors for expenses that they incur in attending Board and committee meetings, including expenses for food, lodging and transportation.

Our 2006 Stock Option Plan provides for an annual grant of a stock option to each of our non-employee directors through 2016. In 2013, each non-employee director received an option to purchase 5,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. Each option is exercisable from its date of grant through the fifth anniversary of that date, unless terminated earlier in accordance with the plan. The exercise price for the options granted to our non-employee directors in 2013 was $10.44 per share.

For 2014, each of our non-employee directors, except our Chairman on the Board, will receive an annual retainer of $30,000 to be paid in quarterly installments. Our Chairman of the Board will continue to receive an annual retainer of $100,000, and the chairmen of our Audit Committee and our Compensation Committee will receive an additional annual retainer of $10,000 and $5,000, respectively. In addition to these cash retainers, our non-employee directors, including the Chairman, have received a stock retainer valued at $10,000 based on the closing price of our common stock on the date of the award. We will continue to reimburse the directors for expenses that they incur in attending Board and committee meetings, including expenses for food, lodging and transportation.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

Under the proxy rules of the SEC, a person who directly or indirectly has or shares voting power or investment power with respect to a security is considered a beneficial owner of the security. Voting power is the power to vote or direct the voting of shares, and investment power is the power to dispose of or direct the disposition of shares. Shares as to which voting power or investment power may be acquired within 60 days are also considered as beneficially owned under the proxy rules.

The following table sets forth certain information as of March 31, 2014, regarding beneficial ownership of our Common Stock by: (i) each person who is known to us to own beneficially more than 5% of our Common Stock; (ii) each of our directors; (iii) each of the named executive officers in the Summary Compensation Table of this annual report; and (iv) the total for our current directors and named executive officers as a group.

Name or Group of Beneficial Owner	Shares Owned	Shares Held in Trust	Options Exercisable Within 60 Days	Shares Beneficially Owned (1)	Percent of Class (2)
5% Stockholders:
Dimensional Fund Advisors LP (3)	629,283	-	-	629,283	7.88%
Franklin Resources, Inc. (4)	565,000	-	-	565,000	7.07%
Directors and Named Executive Officers:
Frederick P. Calderone	504	-	-	504	*
Daniel H. Cushman	2,000	-	32,400	34,400	*
W. Scott Davis (5)	20,504	2,500	10,000	33,004	*
Norman E. Harned	504			504	*
Matthew T. Moroun (6)	4,717,877	-	14,000	4,731,877	59.11%
Manuel J. Moroun (7)	2,504	-	14,000	16,504	*
Daniel C. Sullivan	23,504	-	14,000	37,504	*
Allen W. West		-	1,250	1,250
Directors and named executive officers as a group	4,767,397	2,500	85,650	4,855,547	60.11%
Total Outstanding Shares as of March 31, 2014					7,991,613

*	Denotes less than one percent.

(1)

The number of shares beneficially owned includes any shares over which the person has sole or shared voting power or investment power and also any shares that the person can acquire within 60 days of March 31, 2014, through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his spouse) over the shares set forth in the table. Includes shares that may be acquired pursuant to stock options granted under our stock option plans that are currently exercisable or become exercisable within 60 days of March 31, 2014.

(2)

The percentages shown are based on the 7,991,613 shares of our common stock outstanding as of March 31, 2014, plus the number of shares that the named person or group has the right to acquire within 60 days of March 31, 2014. For purposes of computing the percentage of outstanding shares of common stock held by each person or group, any shares the person or group has the right to acquire within 60 days of March 31, 2014 are deemed to be outstanding with respect to such person or group, but are not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person or group.

(3)

Based upon a Schedule 13G amendment, dated February 10, 2014, filed by Dimensional Fund Advisors LP, a Delaware Limited Partnership, which indicates that as of December 31, 2013, Dimensional Fund Advisors LP had the sole power to dispose of 629,283 shares as an investment advisor or manager to investment companies, trusts and separate accounts that own the 629,283 shares. The address of Dimensional Fund Advisors LP is Palisades West, Building One, 6300 Bee Cave Road, Austin, Texas 78746. We make no representation as to the accuracy or completeness of the information reported.

(4)

Based upon a Schedule 13G amendment, dated February 13, 2014, filed by Franklin Resources, Inc., a Delaware Corporation, and related parties, which indicates that as of December 31, 2013, Franklin Advisory Services, LLC had the sole power to vote and dispose of 565,000 shares as an investment advisor or manager to investment companies, trusts and separate accounts that own the 565,000 shares. The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, California 94403. We make no representation as to the accuracy or completeness of the information reported.

(5)	Includes 2,500 shares held in trusts for Mr. Davis’ children, for which Mr. Davis serves as trustee.

(6)

Includes 1,625,877 shares owned directly, 14,000 options available for exercise, and 3,092,000 shares held in a trust of which Mr. Matthew Moroun is a co-trustee and a beneficiary (the “Moroun Trust”). Mr. Hal M. Briand is co-trustee with Mr. Matthew Moroun of the Moroun Trust and may therefore also be deemed to beneficially own the shares held by the Moroun Trust. The business address of each of Messrs. Moroun and Briand is 12225 Stephens Road, Warren, Michigan 48091.

(7)	Does not include the 4,731,877 shares shown in the table as being beneficially owned by Mr. Manuel Moroun’s son, Mr. Matthew Moroun.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and persons who own more than 10% of our outstanding common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% stockholders are also required to furnish us with copies of the reports that they file. To our knowledge, based solely on a review of the copies of the reports furnished to us and representations received from our directors and executive officers, we believe that all reports required to be filed under Section 16(a) for 2013 were timely filed.

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PROPOSAL TWO

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory non-binding basis, the compensation of our executive officers as disclosed in the proxy statement in accordance with the SEC’s rules. Accordingly, we are providing a vote on the resolution set forth below as required by the Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934.

As discussed in our Compensation Discussion and Analysis report found in this Proxy, our executive compensation programs for our executive officers are designed to retain talented executives, motivate them to achieve superior results and align the interests of our officers with those of our stockholders.

Compensation for our executive officers is based upon the judgment of our Board members. The Board members consider competitive market compensation paid by other companies, including truckload dry van carriers and other trucking companies, but the Board does not attempt to maintain a specified target percentile within a peer group or otherwise rely on compensation paid by other companies to determine our executive compensation.

In determining compensation for our executive officers, the Compensation Committee and the Board of Directors review and evaluate many factors, including:

●	PTSI’s performance and growth;

●	financial measurements such as revenue, revenue growth, net operating income and operating ratio, and trends in those measurements;

●	leadership qualities;

●	ability to achieve strategic objectives;

●	scope and performance of business responsibilities;

●	management experience and effectiveness;

●	individual performance, and performance as a management team;

●	current compensation arrangements; and

●	long-term potential to maintain and enhance value for our stockholders.

We believe that the Company’s executive compensation programs have provided an effective incentive, which has led to the achievement of our positive results. We are asking our stockholders to indicate their support for our executive compensation as described in this proxy statement. This proposal, commonly referred to as a “say on pay” proposal, gives you as a stockholder the opportunity to express your views of our fiscal year 2013 executive compensation policies and procedures. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the policies and procedures described in the proxy statement. Therefore, we ask our stockholders to vote in favor of the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of P.A.M. Transportation Services, Inc. approve, on an advisory basis, the compensation of the executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Compensation Discussion and Analysis, compensation tables and related narrative discussion in the Company’s proxy statement for the 2014 Annual Meeting of Stockholders.”

Although this is an advisory vote which will not be binding on the Compensation and Stock Option Committee or the Board, we will carefully review the results of the vote. The Compensation Committee will consider stockholders’ concerns and take them into account when designing future executive compensation programs. The Board therefore recommends that you indicate your support of the Company’s executive compensation in fiscal year 2013, as outlined in the above resolution.

Your Board of Directors Recommends that Stockholders Vote

FOR

the Non-binding Advisory Resolution

Approving the Company’s Executive Compensation

PROPOSAL THREE

APPROVAL OF AMENDED AND RESTATED

STOCK OPTION AND INCENTIVE PLAN

On March 13, 2014, our Board of Directors adopted the Company’s 2014 Amended and Restated Stock Option and Incentive Plan (the “Restated Plan”) for employees, directors and consultants of PTSI and its subsidiaries and recommends that the stockholders vote for approval of the Restated Plan. This Restated Plan is an amendment and restatement of the P.A.M. Transportation Services, Inc. 2006 Stock Option Plan, which was adopted by the Board in March 2006 and approved by the Company’s stockholders in May 2006. The amendment and restatement of the 2006 plan relates primarily to the inclusion of additional types of awards under the Restated Plan, the removal of the automatic annual stock option grants to our non-employee directors and the extension of the term of the plan. The 2006 plan provided only for the grant of incentive and non-qualified stock options. The Restated Plan authorizes the grant of stock options, restricted stock bonuses, restricted stock purchase rights, stock appreciation rights, phantom stock units, restricted stock units, and unrestricted common stock, to our employees, directors and consultants. The Restated Plan will expire on March 13, 2024.

The Plan will replace our 2006 Stock Option Plan. Stock options currently outstanding under the 2006 Stock Option Plan will remain outstanding in accordance with the terms of that plan and the stock option agreements entered into under that plan.

As discussed in our Compensation Discussion and Analysis on page 12, we intend to continue our practice of compensating our executives through programs that emphasize performance. Performance-based equity awards issued under the Restated Plan represent an important element of long-term incentive compensation, and accordingly, we have modified the Restated Plan to enable the Company to further its eligibility to deduct for federal income tax purposes certain performance-based equity awards that may be granted to our named executive officers in accordance with Section 162(m) of the Internal Revenue Code, as amended (the “Code”). Under Section 162(m), the material terms of the performance goals outlined within the Restated Plan must be disclosed to and reapproved by the stockholders every five years. Accordingly, this proposal seeks stockholder approval of the Restated Plan, including the material terms of the performance goals under which compensation may be paid that is intended to meet the performance-based compensation exception under Section 162(m) of the Code.

Description of the Plan

The following summary of the material terms of the Restated Plan is not complete and is qualified in its entirety by reference to the full text of the Restated Plan, which is set forth in Appendix A to this Proxy Statement and incorporated by reference into this proposal.

Purpose of the Restated Plan. The purpose of the Restated Plan is to encourage and enable employees, directors and consultants to acquire an ownership interest in PTSI and thereby more closely align their interests with those of our stockholders and to motivate them to remain in the employ of and to give a greater effort on behalf of PTSI.

Shares Available. A total of 750,000 shares of common stock have been reserved for issuance under the Restated Plan. Shares of common stock covered by awards that expire, terminate, lapse, are reacquired by us prior to vesting or are redeemed for cash will revert to and again become available for grant under the Plan. No employee will be eligible to be granted options or stock appreciation rights covering more than 100,000 shares during any fiscal year. As of April 18, 2014, approximately 363,000 shares of common stock are available for issuance under the 2006 Stock Option Plan.

The number of shares issued or reserved pursuant to the Restated Plan (or pursuant to outstanding awards) is subject to adjustment on account of mergers, consolidations, reorganizations, stock splits, stock dividends and other dilutive changes in the common stock; further, our board of directors may adjust outstanding awards to preserve the awards’ benefits or potential benefits.

Administration. The Restated Plan is administered by our Board of Directors, which may delegate its duties and powers in whole or in part to a committee. The Board has the authority to designate participants in the Restated Plan; determine the type(s), number, terms and conditions of awards, as well as the timing and manner of grant; construe and interpret the Restated Plan; establish, adopt or revise any rules and regulations to administer the Restated Plan; and make all other decisions and determinations that may be required under the Restated Plan.

Performance-Based Criteria. Section 162(m) of the Code limits publicly held companies to an annual deduction for federal income tax purposes of $1.0 million for compensation paid to their Chief Executive Officer and the three next highest compensated executive officers (other than the Chief Financial Officer) determined at the end of each year (referred to as covered employees). However, performance-based compensation that meets certain conditions is excluded from this limitation.

Any awards that the Board intends to qualify for the Section 162(m) performance-based compensation deduction exemption must be based on pre-established, objective performance goals. These goals must be established by the Board in writing no later than 90 days after the beginning of the service period to which the award relates and while the outcome is substantially uncertain (i.e., before 25% of the performance period has elapsed). Performance goals must be based on an objective formula or standard and may be based on one or more criteria, including (i) the earnings or earnings per share of the Company or of any business unit of the Company designated by the Board; (ii) the net operating margin of the Company or of any business unit of the Company designated by the Board; (iii) the cash flow return on investment of the Company or any business unit of the Company designated by the Board; (iv) the earnings before interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Board; (v) the return on shareholders’ equity achieved by the Company; (vi) the total shareholders’ return achieved by the Company; (vii) any of the foregoing calculated on a “non-GAAP basis”; (viii) the price of a share of common stock; (ix) the Company’s market share; (x) the market share of a business unit of the Company designated by the Board; (xi) the Company’s sales; (xii) the sales of a business unit of a Company designated by the Board; (xiii) the economic value added; (xiv) operating income of the Company or of any business unit of the Company designated by the Board; (xv) operating expense ratios of the Company or of any business unit of the Company designated by the Board; (xvi) or any combination of the foregoing. Before the recipient may receive any payment, the Board (or the committee) must certify in writing that all of the performance goals have been met.

Options. Nonstatutory stock options must have an exercise price that is at least equal to 85% of the fair market value of the common stock on the date the option is granted. An option holder may exercise an option by payment of the exercise price (1) in cash or by check, (2) at the discretion of the committee at the time of the grant of the option (or subsequently in the case of a nonstatutory stock option) by delivery to the Company of other common stock,  (3) pursuant to a “same day sale” program, (4) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of common stock issued upon exercise by the largest whole number of shares with a fair market value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; (5) by a combination of these means acceptable to the committee in its sole discretion. In the event of the option holder’s termination, the option holder will generally have a period of time specified in the option holder’s agreement to exercise his/her vested options, but in all cases, the option must be exercised before the expiration of its term.

Restricted Stock Awards. The Board may award restricted stock bonuses in consideration for past services actually rendered. The Board also may award restricted stock units, which entitle the participant the right to receive one share of common stock per unit at the time the unit vests, with delivery of such common stock on a date chosen by the participant. For both restricted stock bonuses and units, vesting will generally be based on the participant’s continued service. In the event a participant’s service terminates, any or all unvested common stock as of the date of termination may be subject to our reacquisition depending on the specific terms of that participant’s award agreement.

Stock Appreciation Rights. The Board may grant stock appreciation rights independent of or in connection with an option. The base price per share of a stock appreciation right may be no less than 85% of the fair market value of the common stock on the date of the grant. Generally, each stock appreciation right will entitle a participant upon redemption to an amount equal to the excess of (a) the aggregate fair market value on the redemption date of one share of common stock over (b) the aggregate base price in effect for those shares established at the time of the grant.

Transferability. Unless otherwise determined by our Board of Directors or provided for in a written agreement evidencing an award, awards granted under the Restated Plan are not transferable other than by will or by the laws of descent and distribution.

Change of Control. In the event of a change of control (as defined in the Restated Plan) other than dissolution, and if the surviving entity refuses to assume or continue outstanding awards, or substitute similar awards, the Board may provide for the (1) assumption or continuation of any stock awards outstanding under the Restated Plan, (2) payment in exchange for the cancellation of an award or (3) termination of an award upon the consummation of the change of control, but only if the participant has been permitted to exercise or redeem an option, stock appreciation right or phantom stock unit prior to the change of control. Furthermore, at any time the Board may provide for the acceleration of exercisability and/or vesting of an award. In the event of the dissolution of PTSI, all outstanding awards will terminate immediately prior to such event.

Amendment and Termination. The Board may amend, suspend, or terminate the Restated Plan in any respect at any time, but no amendment may materially impair any of the rights of a participant under any awards previously granted, without his or her consent. No amendment of the Restated Plan will be effective unless approved by our shareholders to the extent such approval is necessary under applicable law, regulation or securities exchange listing requirement.

New Plan Benefits. Following approval of the Restated Plan by the stockholders, shares of restricted stock will be award under the Restated Plan to Daniel H. Cushman in the amount of 5,000 shares, to Allen W. West in the amount of 1,250 shares, and to certain other employees of the Company in the aggregate amount of 3,250 shares. These awards will replace the restricted stock awards previously granted in 2013. In addition, each of our non-employee directors has received a $10,000 retainer in shares of our common stock for 2014, and we anticipate that the non-employee directors may receive similar stock retainers in future years. No determination has been made with respect to the recipients of other future awards under the Restated Plan, and it is not possible to specify the names or positions of persons to whom such awards will be granted, or the number of shares, within the limitations of the Restated Plan, to be covered by such awards.

Federal Income Tax Consequences of Options and Stock Awards Under the Restated Plan

THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS, STOCK APPRECIATION RIGHTS OR AWARDS OF RESTRICTED STOCK UNDER THE RESTATED PLAN. IT DOES NOT DESCRIBE APPLICABLE FOREIGN, STATE, LOCAL AND OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OF THE GRANT OF RESTRICTED STOCK. THIS SUMMARY IS BASED UPON THE PROVISIONS OF THE CODE, APPLICABLE TREASURY REGULATIONS, ADMINISTRATIVE RULINGS AND JUDICIAL DECISIONS, ALL AS IN EFFECT AS OF THE DATE OF THIS PROXY STATEMENT. THERE CAN BE NO ASSURANCE THAT FUTURE LEGISLATIVE, ADMINISTRATIVE OR JUDICIAL CHANGES OR INTERPRETATIONS, WHICH CHANGES COULD APPLY RETROACTIVELY, WILL NOT AFFECT THE ACCURACY OF THIS SUMMARY.

Stock Awards. A recipient of a stock award has taxable income in the amount equal to the excess of the fair market value of the stock on the date it “vests” over any consideration paid for the common stock (the “spread”). Stock vests either (i) when it is no longer subject to a “substantial risk of forfeiture” (such as a requirement that the recipient retransfer shares at cost or some other material discount from fair market value upon cessation of employment), (ii) when it is freely transferable, or (iii) at the time of issuance if the recipient makes an election under Section 83(b) of the Code within 30 days of the issuance. The taxable income constitutes wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. The recipient will have a basis in his or her shares equal to the value of the shares on the date they vest, and the holding period for the shares will date from vesting. In general, a sale of the shares will produce capital gain or loss which will be long term or short term depending on the period of time included in the recipient’s holding period, except that a recipient who makes a Section 83(b) election will not be entitled to any loss should the shares subsequently be forfeited back to the Company.

Options. The grant of an option has no federal income tax effect on the optionee. Upon exercise of the option, unless the option was qualified as an incentive stock option as discussed below, the optionee is treated in the same manner as a recipient of a stock award. Special federal income tax rules apply if our common stock is used to pay all or part of the option exercise price whether or not the options qualify as incentive stock options.

Incentive Stock Options. Like other options, the recipient of an “incentive stock option” does not recognize any income on the grant of the option. Unlike other transferees of shares, however, the optionee does not recognize income for “regular” tax purposes at the time the option is exercised. If the optionee does not dispose of the incentive stock option shares until at least one year after the date the incentive stock option was exercised and two years after the date the incentive stock option was granted, the only gain or loss the optionee will recognize for regular tax purposes will be the long-term capital gain or loss on the sale of the shares. However, any shares sold or otherwise disposed of before both of the holding period requirements have been met (a “disqualifying disposition”), will result in the gain being treated as ordinary income in an amount up to the excess of the fair market value of the stock subject to an option over the exercise price of such option (the “option spread”). Any additional gain will be treated as capital gain or loss and as long-term or short-term depending on the holding period for the stock.

In addition to the regular tax consequences discussed above, the exercise of an incentive stock option can have material alternative minimum tax consequences. In general, the transfer of the shares pursuant to the incentive stock option will create alternative minimum taxable income in the same way that the exercise of other options would create regular taxable income. As a result, the exercise of an incentive stock option can result in substantial alternative minimum tax. The Company is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition.

Stock Appreciation Rights. Upon the grant of a stock appreciation right, the recipient will not recognize ordinary income. However, upon the exercise of a stock appreciation right, the recipient will, in general, recognize ordinary income in an amount equal to the amount of cash (or the value of the shares) distributed to the recipient. Such income will be treated as wages subject to income and employment tax withholding. The Company will have a deduction equal to the income to the recipient.

Limitation on Deduction of Certain Compensation. A publicly held corporation may not deduct compensation of over a certain amount that is paid in any year to one of its executive officers unless the compensation constitutes “qualified performance-based” compensation under the Code. We will generally attempt to ensure that any awards under the Restated Plan will qualify for deduction, but may not do so in every instance.

Vote Required

Stockholder approval of this proposal is required. We urge you to read the text of the 2014 Amended and Restated Stock Option and Incentive Plan, which is attached to this Proxy Statement as Appendix A and incorporated by reference into this proposal. We believe the Restated Plan will result in additional benefit to the Company while continuing our practice of compensating our executives through programs that emphasize performance. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of P.A.M. Transportation Services, Inc. approve the 2014 Amended and Restated Stock Option and Incentive Plan, including the material terms of the performance goals under such plan.

Your Board of Directors Recommends that Stockholders Vote

FOR

the Approval of the 2014 Amended and Restated

Stock Option and Incentive Plan, including the material

terms of the performance goals under such plan

PROPOSAL FOUR

 RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our consolidated financial statements as of and for the fiscal year ended December 31, 2013, were audited by Grant Thornton LLP, an independent registered public accounting firm. In 2013, the Audit Committee selected Grant Thornton LLP as our principal independent auditor for the year ending December 31, 2014.

Stockholders’ ratification of the selection of Grant Thornton LLP to be our independent registered public accounting firm for fiscal year 2014 is not required by our Bylaws or otherwise. However, the Board is submitting the selection of the independent registered public accounting firm to the stockholders for ratification as a matter of good corporate practice. Even if the selection is ratified, the Audit Committee may, at its discretion, direct the appointment of a different independent registered accounting firm at any time during the year if it determines that such change is in the best interests of PTSI and our stockholders.

We are not presently expecting that representatives of Grant Thornton LLP will attend the annual meeting of stockholders.

Your Board of Directors Recommends that Stockholders Vote

FOR

the Ratification of the Appointment of Grant Thornton LLP

as PTSI’s Independent Registered Public Accounting Firm

for the 2014 Calendar Year

INDEPENDENT PUBLIC ACCOUNTANTS—

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table shows the fees for professional services of Grant Thornton for audit and other services they provided to us for 2013 and 2012

	2013	2012
Audit Fees (1)	$216,500	$203,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$216,500	$203,000

(1)

Includes the aggregate fees billed for professional services rendered for 2013 and 2012 for the audit of our annual financial statements and review of financial statements included in our quarterly reports on Form 10-Q.

The Audit Committee pre-approves audit services and non-audit services that are to be performed for us by our independent auditor. The Audit Committee has delegated authority to its chairman, or any two of its other members acting together, to approve, between meetings of the Audit Committee, audit services and permissible non-audit services. Approvals between meetings are required to be reported to the Audit Committee at its next meeting. In addition to there being engagement letters for audit services, the Audit Committee has determined that there should be an engagement letter for any non-audit services that are to be performed by the independent auditor. All of the services described in the table above were pre-approved by the Audit Committee, and the authority delegated to members of the Audit Committee was not used.

TRANSACTIONS WITH RELATED PERSONS

We have a written policy requiring that our Audit Committee review and approve related person transactions that involve us and are of the type that are required to be disclosed in our proxy statement by SEC rules. A transaction may be a related person transaction if any of our directors, executive officers, owners of more than 5% of our common stock, or their immediate family have a material interest in the transaction and the amount involved exceeds $120,000. The policy authorizes the Audit Committee to approve a related person transaction if it determines that the transaction is at least as favorable to us as could have been obtained if the transaction had been with a person who is not related to us, or is in our best interest.

Mr. Matthew Moroun is Chairman of our Board of Directors, which is designated as a non-officer position, Chairman of the Compensation and Stock Option Committee and the Executive Committee of our Board of Directors, and our largest stockholder. He is the controlling stockholder, Vice Chairman and a director of CenTra, Inc., a transportation holding company based in Warren, Michigan. He is also the Chairman and controlling stockholder of Oakland Financial Corporation, an insurance holding company, and its subsidiaries, based in Sterling Heights, Michigan. Our director, Mr. Manuel Moroun, is the President and Chief Executive Officer of CenTra, and controls a trust that is the other major stockholder of CenTra. He is also a stockholder of Oakland Financial Corporation.

During 2013, certain subsidiaries of CenTra and other companies owned or controlled by our directors, Mr. Manuel Moroun and Mr. Matthew Moroun, paid us a total of $9,908,726. These payments represent freight transportation charges of $7,678,804, maintenance services performed in our maintenance facilities of $197,415, charges paid by us to third parties on behalf of the subsidiaries and affiliates of CenTra and then charged back at the amount paid of $105,265, real estate rent and upkeep of $344,442, leases of revenue equipment of $2,800, and proceeds on sales of revenue equipment of $1,580,000.

During 2013, we made payments to certain subsidiaries of CenTra and other companies owned or controlled by our directors, Mr. Manuel Moroun and Mr. Matthew Moroun, in the aggregate amount of $13,564,529. These payments are described below.

Payments of $408,616 were made for real estate leases during 2013 which include maintenance facilities in two states and trailer drop yards in thirteen states. The leases are generally month to month leases with automatic monthly renewal provisions.

Payments in the amount of $4,070 were made to certain subsidiaries of CenTra for freight transportation charges during 2013.

Payments in the amount of $22,888 for parts and labor charges incurred to repair our equipment and payments of $42,737 for management services were made to a subsidiary of CenTra during 2013.

We made payments to subsidiaries of Oakland Financial Corporation during 2013 in the amount of $245,917 for insurance premiums paid pursuant to agreements to provide insurance coverage to certain of our independent contractors. The underlying agreements are made directly with the independent contractors. The full amount of these payments to the subsidiaries of Oakland Financial Corporation is recouped by us from the independent contractors.

We purchase physical damage insurance coverage on our tractors and trailers through an unaffiliated insurance broker, which is written by a subsidiary of Oakland Financial Corporation. During 2013, we made payments for these policies in the amount of $2,200,992, and received $2,693,564 in payments for claims filed.

Since September 2009, we have secured coverage for commercial auto and general liability insurance through an unaffiliated insurance broker, which is written by a subsidiary of Oakland Financial Corporation. In 2013 we made premium payments of $10,384,757 for commercial auto liability and general liability coverage under these policies.

We purchase workers compensation insurance coverage through an unaffiliated insurance broker, which is written by a subsidiary of Oakland Financial Corporation. In 2013, we made payments of $254,552 for workers compensation coverage under this policy.

On December 6, 2007, we entered into a Consulting Agreement with Mr. Manuel Moroun. The agreement had an initial term of one year, and automatically renewed for four additional one-year periods. Pursuant to the agreement, Mr. Manuel Moroun provided consultation and advice as to the management and operation of PTSI, and such other consulting activities as we requested. For the services that Mr. Manuel Moroun rendered pursuant to the agreement, we paid him a consulting fee of $100,000 per year, which was paid in quarterly installments. During 2013, the Company renewed this agreement under the same terms and conditions for an additional five-year period.

We believe that substantially all of the above transactions were entered into on terms at least as favorable to us as could have been obtained from persons who were not related to us, and each of the transactions was in our best interest. We expect to continue transactions with subsidiaries of CenTra and other companies owned or controlled by our directors, Mr. Manuel Moroun and Mr. Matthew Moroun, in 2014 that are similar to those described above.

ANNUAL REPORT TO STOCKHOLDERS AND REPORT ON FORM 10-K

Additional information concerning us, including our financial statements, is provided in our 2013 Annual Report to Stockholders that accompanies this proxy statement. Our Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the SEC, is available to stockholders who make a written request for it to our Secretary, Allen West, at our principal executive office, Post Office Box 188, Tontitown, Arkansas 72770. Copies of exhibits filed with that report or referenced in it will be furnished to stockholders of record upon request and payment of our expenses in furnishing such documents. The Annual Report is also available on our website at www.pamtransport.com under the caption of “Investors.”

STOCKHOLDER PROPOSALS

In order for a proposal by a stockholder to be included in the proxy statement at the 2015 annual meeting of stockholders, the proposal must be received at our principal executive office not later than December 18, 2014, the date that is 120 days before the first anniversary of the date of this Proxy Statement. The proposal should be directed to the attention of the Secretary, for consideration for inclusion in our proxy statement and form of proxy relating to that meeting. Any such proposals must comply in all respects with the rules and regulations of the SEC.

In connection with our annual meeting of stockholders to be held in 2015, if we do not receive notice of a matter or proposal to be considered by March 3, 2015, then the persons appointed by our Board of Directors to act as the proxies for such annual meeting (named in the form of proxy) will be allowed to use their discretionary voting authority with respect to any such matter or proposal at the annual meeting, if such matter or proposal is properly raised at the annual meeting and put to a vote.

OTHER MATTERS

We do not know of any matters to be brought before the meeting other than those described in this proxy statement. If any other matter properly comes before the meeting, the persons designated as proxies will vote on each such matter in accordance with their best judgment.

By Order of the Board of Directors DANIEL H. CUSHMAN President and Chief Executive Office

April 18, 2014

Appendix A

P.A.M. TRANSPORTATION SERVICES, INC.

2014 AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

TERMINATION DATE: MARCH 13, 2024

1.     ESTABLISHMENT AND PURPOSES.

(a)     Adoption. P.A.M. Transportation Services, Inc., a Delaware corporation (the “Company”) hereby adopts the P.A.M. Transportation Services, Inc. 2014 Amended and Restated Stock Option and Incentive Plan (the “Plan”). The Plan shall become effective on March 13, 2014 (the “Effective Date”), the date it was adopted by the Company’s Board of Directors, subject to the approval of the Company’s shareholders at the 2014 Annual Meeting. After the Effective Date, Stock Awards may be made as provided herein and may be made pursuant to and in accordance with agreements for the issuance thereof entered into prior to the Effective Date. This Plan or any subsequent plan may be amended and readopted by the Board and the shareholders from time to time.  Each re-adoption shall constitute a new plan.  Participants may hold awards under more than one plan.

(b)     Eligible Stock Award Recipients. The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(c)     Available Stock Awards. The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of Stock Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Stock Bonuses, (iv) Restricted Stock Purchase Rights, (v) Stock Appreciation Rights, (vi) Phantom Stock Units, (vii) Restricted Stock Units and (viii) unrestricted Common Stock. The granting, vesting and/or exercisability of any Stock Award may be conditioned in whole or in part on performance.

(d)     General Purpose. The purpose of the Plan is to encourage and enable Employees, Directors and Consultants of the Company and its subsidiaries to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that Employees, Directors and Consultants who participate in the Plan will have a closer identification with the Company by virtue of their ability as shareholders to participate in the Company's growth and earnings. The Plan also is designed to provide motivation for participating Employees, Directors and Consultants to remain with the Company and to give greater effort on behalf of the Company.

(e)     History. This Plan is an amendment and restatement of P.A.M. Transportation Services, Inc. 2006 Stock Option Plan, which was adopted by the Board in March 2006 and approved by the Company’s shareholders in May 2006. Should any material provision of this Plan be determined to impair the rights of a Participant under an award granted prior to the Effective Date of this Plan, the award agreement covering the Stock Award shall instead be treated as including the provision as stated in the 2006 Stock Option Plan as an explicit term.

2.     DEFINITIONS.

(a)     “Affiliate” means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(b)     “Beneficial Owner” means the definition given in Rule 13d-3 of the Exchange Act.

(c)     “Board” means the Board of Directors of the Company.

(d)     “Change of Control” means the occurrence, in a single transaction or in a series of related transactions, of any of the following events:

(i)

The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act (other than CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member) that will continue the business of the Company in the future;

(ii)

A merger or consolidation involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such merger or consolidation do not represent, after conversion if applicable, more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such merger or consolidation; provided that any person who (1) was a beneficial owner (within the meaning of Rules 13d-3 and 13d-5 promulgated under the Exchange Act) of the voting securities of the Company immediately prior to such merger or consolidation, and (2) is a beneficial owner of more than 20% of the securities of the Company immediately after such merger or consolidation, and (3) is not CenTra, Inc. or one of its affiliates, Manuel J. Moroun or one of his affiliates, Matthew T. Moroun or one of his affiliates, or any group in which any of the foregoing is a member, shall be excluded from the list of “shareholders of the Company immediately prior to such merger or consolidation” for purposes of the preceding calculation;

(iii)

Any person or group (other than CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member) is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting stock of the Company (including by way of merger, consolidation or otherwise) and the representatives of CenTra, Inc. and its affiliates, Manuel J. Moroun and his affiliates, Matthew T. Moroun and his affiliates, or any group in which any of the foregoing is a member, individually or in the aggregate, cease to have the ability to elect a majority of the Board (for the purposes of this clause (iii), a member of a group will not be considered to be the Beneficial Owner of the securities owned by other members of the group);

(iv)	A dissolution or liquidation of the Company.

(e)     “Code” means the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any rules and regulations promulgated thereunder.

(f)     “Committee” means a committee of two or more members of the Board (or other individuals who are not members of the Board to the extent allowed by law) appointed by the Board in accordance with Subsection 3(b) of the Plan. To the extent the Board has not delegated its authority under the Plan to such committee, the term “Committee” shall mean the Board.

(g)     “Common Stock” means the common stock, $.01 par value, of the Company.

(h)     “Company” means P.A.M. Transportation Services, Inc., a Delaware corporation.

(i)     “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services (including services which are deemed to be consulting or advisory services under applicable federal securities law) and who is compensated for such services or (ii) who is a member of the Board of Directors of an Affiliate and is compensated for such services. However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors or Directors who are compensated by the Company solely for their services as Directors.

(j)     “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave.

(k)     “Covered Employee” means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

(l)     “Director” means a member of the Board of Directors of the Company.

(m)     “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Stock Awards, unless otherwise defined in the document evidencing the grant of the Stock Award. The determination of Disability made in writing by the Company shall be final and conclusive for all purposes of the Stock Awards.

(n)     “Employee” means any person employed by the Company or an Affiliate. Service solely as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o)     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(p)     “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)

If the Common Stock is listed on any established stock exchange, the Fair Market Value of a share of Common Stock shall be the closing price of the Common Stock as reported by the principal national securities exchange on which the Common Stock is listed or admitted to trading, regularly quoted, or if no sale of Common Stock shall have been reported on such date, then the immediately preceding date on which sales of the Common Stock have been so reported or quoted shall be used.

(ii)	In the event the Common Stock is no longer listed for trading on a national securities exchange, the Fair Market Value shall be determined in good faith by the Committee.

(iii)

Notwithstanding anything to the contrary in the foregoing, the Fair Market Value for purposes of grants under the Plan shall be determined in a manner consistent with avoiding adverse tax consequences under Sections 409A and 422 of the Code.

(q)     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(r)     “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or an Affiliate, does not receive compensation (directly or indirectly) from the Company an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(s)     “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(t)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(u)     “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchases shares of Common Stock granted pursuant to the Plan.

(v)     “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan and generally may be in the form provided in Exhibit A or such other form as determined by the Committee.

(w)     “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(x)     “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m) of the Code.

(y)     “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(z)     “Performance Award” means a Stock Award granted to a Participant that is conditioned in some manner upon the achievement of one or more of the performance measures described in Section 9 of the Plan.

(aa)     “Phantom Stock Unit” means the right to receive the value of one (1) share of the Company’s Common Stock, subject to the provisions of Subsection 7(d) of the Plan.

(bb)     “Plan” means this P.A.M. Transportation Services, Inc. 2014 Amended and Restated Stock Option and Incentive Plan.

(cc)     “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of the grant of a Restricted Stock Bonus or a Restricted Stock Purchase Right or a Restricted Stock Unit as specified therein. Each Restricted Stock Agreement shall be subject to the terms and conditions of the Plan and generally may be in the form provided in Exhibit B or such other form as determined by the Committee.

(dd)     “Restricted Stock Bonus” means a grant of shares of the Company’s Common Stock not requiring a Participant to pay any amount of monetary consideration, and subject to the provisions of Subsection 7(a) of the Plan.

(ee)     “Restricted Stock Purchase Right,” means the right to acquire shares of the Company’s Common Stock upon the payment of the agreed-upon monetary consideration, subject to the provisions of Subsection 7(b) of the Plan.

(ff)     “Restricted Stock Unit” means the right to receive one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests, with the further right to elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of restricted stock. These Restricted Stock Units are subject to the provisions of Subsection 7(e).

(gg)     “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor rule, regulation or statute fulfilling the same or a similar function, as in effect from time to time.

(hh)     “Section 162(m) Exception” means the exception under Section 162(m) of the Code for “qualified performance-based compensation.”

(ii)     “Section 409A” means Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder.

(jj)     “Securities Act” means the Securities Act of 1933, as amended.

(kk)     “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the Fair Market Value of one (1) share of the Company’s Common Stock on the day the Stock Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right.

(ll)     “Stock Award” means any grant of an Option, Restricted Stock, a Restricted Stock Purchase Right, a Stock Appreciation Right, a Phantom Stock Unit, a Restricted Stock Unit, unrestricted Common Stock or any other stock-based award. These Awards may include, but are not limited to those listed in Subsection 1(c).

(mm)     “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.     ADMINISTRATION.

(a)     Administration. The Board shall administer the Plan unless and until the Board delegates administration to a Committee. The Board may delegate administration of the Plan to a Committee or Committees of two or more individuals, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. References in this Plan to the “Committee” shall apply to (i) the Board to the extent the Board has not delegated or reassumed its authority to administer the Plan and (ii) any subcommittee to the extent the Committee has delegated its authority to such subcommittee to administer the Plan.

(b)     Composition of the Committee. If the Board appoints a Committee, the Committee shall be comprised of at least two members of the Board; provided that (i) with respect to any Stock Award that is intended to satisfy the requirements of Rule 16b-3, the Committee shall consist of at least such number of Directors as is required from time to time by Rule 16b-3, and each committee member shall satisfy the qualification requirements of such rule; (ii) with respect to any Award that is intended to satisfy the requirements of the Section 162(m) Exception, such Committee shall consist of at least such number of Directors as is required from time to time to satisfy Section 162(m) of the Code, and each such committee member shall satisfy the qualification requirements of such exception; and (iii) to the extent required under the rules of any stock exchange or automated quotation system on which the Common Stock is listed for trading or quoted, each member of the Committee shall satisfy any “independence” or other requirements of such exchange or quotation system; provided, however, that if any such committee member is found not to have met the qualification requirements set forth in clauses (i) and/or (ii) above, any actions taken or Stock Awards granted by such Committee shall not be invalidated by such failure to so qualify. Subject to the limitations set forth herein and applicable law, the Committee shall have the authority to delegate some or all of its authority under the Plan to one or more members of the committee or to one or more officers of the Company.

(c)     Powers of Committee. The Committee (or if no Committee, the Board) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)

To determine from time to time (A) the recipients of Stock Awards; (B) the timing of Stock Awards; (C) the types of Stock Awards to be granted; (D) the number of shares or cash amounts payable in connection with Stock Awards; (E) the terms, conditions, restrictions and/or limitations applicable to each Stock Award in accordance with the terms of the Plan (which need not be identical), including the time or times and the conditions upon which a person shall be permitted to receive Common Stock pursuant to a Stock Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii)

To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Committee, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any document or agreement evidencing a Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iii)	To amend the Plan or a Stock Award as provided in Section 13 of the Plan.

(iv)

Generally, to exercise such powers and to perform such acts as the Committee deems necessary, desirable, convenient or expedient to promote the best interests of the Company which are not in conflict with the provisions of the Plan.

(v)

Subject to the express provisions of the Plan (e.g., relating to repricing and minimum vesting requirements), to amend the terms of any outstanding Stock Award or to waive any condition or restriction applicable to any Stock Award in any manner that is not inconsistent with the terms of the Plan; provided, however, that no amendment may materially impair the rights of the holder thereof without the holder’s consent. Notwithstanding the foregoing, subject to the limitations of applicable law, the Committee may amend the terms of any Stock Award without the affected Participant’s consent if necessary to comply with any law, regulation, judicial decision, accounting standards, regulatory guidance or other legal requirement, or to comply with Section 409A of the Code.

(vi)

To adopt sub-plans and/or special provisions applicable to Stock Awards regulated by the laws of a jurisdiction other than and outside of the United States. Such sub-plans and/or special provisions may take precedence over other provisions of the Plan, with the exception of Section 4 of the Plan, but unless otherwise superseded by the terms of such sub-plans and/or special provisions, the provisions of the Plan shall govern.

(d)     Delegation to Subcommittee. Within the scope of such authority, the Committee may (1) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Stock Awards to eligible persons who are either (a) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Stock Award or (b) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code and/or (2) delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Stock Awards to eligible persons who are either (a) not then subject to Section 16 of the Exchange Act or (b) receiving a Stock Award as to which the Board or the Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Stock Award. (For instance, the Board or Committee may instead elect to comply with Rule 16b-3 by having the Board approve the Stock Award, by having the Company’s shareholders approve or ratify the Stock Award, or designing the Stock Award so that the Common Stock must be held by the Participant for a period of at least six (6) months (in the case of the grant of a Option or SAR, at least six (6) months must elapse from the date of grant until the date of disposition (and not exercise) of either (x) the Option or SAR, as applicable, or (y) the underlying Common Stock)).

(e)     Changes in Required Restrictions. With respect to any restriction in the Plan, or to which any Stock Award is subject, that is based on the requirements of Rule 16b-3, Section 422 of the code, the Section 162(m) Exception, Section 409A of the Code, the rules of any exchange upon which the Company’s securities are listed or automated quotation system upon which the Company’s securities are quoted, or any other applicable law, rule or restriction, to the extent that any such restriction is no longer required, the Committee shall have the sole discretion and authority to grant Stock Awards that are not subject to such restriction and/or to waive any such restriction with respect to outstanding Stock Awards.

(f)     Non-Uniform Determinations. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Stock Awards under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations.

(g)     Effect of Committee’s Decision. All determinations, interpretations and constructions made by the Committee (or the Board if no Committee) in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.     SHARES SUBJECT TO THE PLAN.

(a)     Share Reserve. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in Common Stock, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards shall not exceed Seven Hundred Fifty Thousand (750,000) shares.

(b)     Reversion of Shares to the Share Reserve. If any Stock Award shall for any reason (i) expire or otherwise terminate, in whole or in part, without having been exercised or redeemed in full, (ii) be reacquired by the Company prior to vesting, or (iii) be repurchased at cost by the Company prior to vesting, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan. To the extent that a Stock Appreciation Right or Phantom Stock Unit granted under the Plan is redeemed by payment in cash rather than shares of Common Stock, the shares of Common Stock subject to the redeemed portion of the Stock Appreciation Right shall revert to and again become available for issuance under the Plan. Notwithstanding the foregoing, if any such shares of Common Stock could not again be available for Awards to a particular Participant under any applicable law or regulation, the shares will be available exclusively for Stock Awards to Participants who are not subject to such limitation.

(c)     Source of Shares. The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

(a)     Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to Employees. Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants, which shall include individual independent sales agents who provide services primarily to the Company and its Affiliates.

(b)     Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

(c)     Section 162(m) Limitation. Subject to the provisions of Section 12 of the Plan relating to adjustments upon changes in the shares of Common Stock, no Employee shall be granted Options or Stock Appreciation Rights designed to satisfy the Section 162(m) Exception covering more than One Hundred Thousand (100,000) shares of Common Stock during any fiscal year.

(d)     Consultants.

(i)

A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, a Form S-8 Registration Statement under the Securities Act (“Form S-8”) is not available to register either the offer or the sale of the Company’s securities to such Consultant because of the nature of the services that the Consultant is providing to the Company, or because the Consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Form S-3 Registration Statement) or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

(ii)

Form S-8 generally is available to consultants and advisors only if (i) they are natural persons; (ii) they provide bona fide services to the issuer, its parents, its majority owned subsidiaries; and (iii) the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the issuer’s securities.

6.     OPTION PROVISIONS.

Each Option shall be evidenced by an Option Agreement and shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant. If an Option is not specifically designated as an Incentive Stock Option, then the Option shall be a Nonstatutory Stock Option. The provisions of separate Option Agreements need not be identical, but each Option Agreement shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

(a)     Term. Subject to the provisions of Subsection 5(b) of the Plan regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

(b)     Exercise Price of an Incentive Stock Option. Subject to the provisions of Subsection 5(b) of the Plan regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option pursuant to a Change in Control and in a manner satisfying the provisions of Section 424(a) of the Code.

(c)     Exercise Price of a Nonstatutory Stock Option. The exercise price of each Nonstatutory Stock Option shall be not less than eighty five percent (85%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option pursuant to a Change in Control and in a manner satisfying the provisions of Section 424(a) of the Code.

(d)     Consideration. The purchase price of Common Stock acquired pursuant to the exercise of an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (1) in cash or by check at the time the Option is exercised or (2) at the discretion of the Committee at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Stock Option) by delivery to the Company of other Common Stock, (3) pursuant to a “same day sale” program or delivery to the Company of an irrevocable Option exercise notice together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain shares of Common Stock purchased upon exercise of an Option and promptly deliver to the Company the amount of the sale proceeds necessary to pay the exercise price of the Option (provided that with respect to such a cashless exercise, the Option shall be deemed exercised on the date of sale of the shares of Common Stock received upon exercise), (4) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued; or (5) by some combination of the foregoing that is acceptable to the Committee in its sole discretion. Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

(e)     Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f)     Transferability of a Nonstatutory Stock Option. A Nonstatutory Stock Option shall be transferable to the extent provided in the Option Agreement. If the Nonstatutory Stock Option does not provide for transferability, then the Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(g)     Vesting Generally. Options granted under the Plan shall be exercisable at such time and upon such terms and conditions as may be determined by the Committee. The vesting provisions of individual Options may vary. The provisions of this Subsection 6(g) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.

(h)     Termination of Continuous Service. Unless the Option Agreement otherwise provides, in the event an Optionholder’s Continuous Service terminates, the Optionholder’s Options that have not vested or were not exercisable as of the date of termination shall automatically and without notice terminate and become null and void at 5:00 p.m. Eastern Time on the date of termination. With regard to those Options that have vested, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but (i) for Incentive Stock Options, only within such period of time ending on the earlier of (A) the date three (3) months following the termination of the Optionholder’s Continuous Service, or (B) the expiration of the term of the Option as set forth in the Option Agreement, and (ii) for Nonstatutory Stock Options, only within such period of time ending on the earlier of (A) the date specified in the Option Agreement, or (B) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination of Continuous Service, the Optionholder does not exercise his or her Option within such time period, the Option shall terminate. Nothing in this Section 6(h) shall restrict the Committee from amending an Incentive Stock Option in order to cause it to be treated as a Nonstatutory Stock Option.

(i)     Extension of Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or other applicable securities law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(j)     Disability of Optionholder. Unless the Option Agreement provides otherwise, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her vested Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), provided that the Option is exercised within such period of time ending on the earlier of (i) twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(k)     Death of Optionholder. Unless the Option Agreement provides otherwise, in the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the vested Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Subsection 6(e) or 6(f) of the Plan, provided that the Option is exercised within such period of time ending on the earlier of (i) twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(l)     Early Exercise. The Option may, but need not, include a provision whereby the Optionholder may elect at any time before the Optionholder’s Continuous Service terminates to exercise the Option as to any part or all of the shares of Common Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Common Stock so purchased may be subject to a repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate.

(m)     Shareholder Rights and Privileges. An Optionholder shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised Option. The Participant shall be entitled to all privileges and rights of a shareholder only with respect to such shares of Common Stock as have been purchased under the Option and for which shares of Common Stock have been registered in the Participant’s name or otherwise credited to the Participant.

7.     PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)     Restricted Stock Bonus Awards. Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each Restricted Stock Agreement for Restricted Stock Bonus Awards shall be deemed to include (unless expressly stated otherwise) the substance of each of the following provisions:

(i)	Consideration. A Restricted Stock Bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(ii)

Vesting. Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Committee; provided, however, that in no event shall any Restricted Stock Bonus Award that is a Performance Award vest (or be accelerated such that it vests) in under one year from the date of grant. The Committee may provide that the shares will vest upon (A) the Participant’s Continued Service with the Company for a specified period of time; (B) the attainment of one or more performance measures established by the Committee as set forth in Section 9; (C) the occurrence of any event or the satisfaction of any other condition specified by the Committee in its sole discretion; or (D) a combination of any of the foregoing.

(iii)

Termination of Participant’s Continuous Service. Unless otherwise provided in the Restricted Stock Agreement, in the event a Participant’s Continuous Service terminates (including upon death or Disability), any shares that have not vested as of the date of termination shall automatically and without notice be forfeited on the date of termination.

(iv)

Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Committee shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Agreement remains subject to the terms of the Restricted Stock Agreement.

(v)

Rights and Restrictions Governing Restricted Stock. Common Stock awarded pursuant to a Restricted Stock Bonus Award shall be registered in the Participant’s name or otherwise credited to the participant. Unless provided otherwise in a Restricted Stock Agreement, the Participant shall have no right to vote or to receive dividends or other distributions with respect to shares of Common Stock subject to a Restricted Stock Bonus Award that have not vested. In addition, with regard to shares of Common Stock subject to a Restricted Stock Bonus Award that have not vested, (A) the Participant shall not be entitled to delivery of unrestricted shares until all conditions to vesting have been satisfied; (B) the Participant may not sell, transfer, pledge, assign, exchange, hypothecate or otherwise encumber or dispose of the shares until all conditions to vesting have been satisfied; (C) and a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Agreement shall cause a forfeiture of the Restricted Stock Bonus.

(b)     Restricted Stock Purchase Rights. Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of the Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each Restricted Stock Agreement for Restricted Stock Purchase Rights shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)

Purchase Price. The purchase price under each Restricted Stock Agreement shall be such amount as the Board shall determine and designate in such Restricted Stock Agreement. The purchase price shall not be less than eighty five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made.

(ii)

Consideration. The purchase price of Common Stock acquired pursuant to the Restricted Stock Agreement shall be paid either: (i) in cash or by check at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Committee in its discretion.

(iii)

Vesting. The Committee shall determine the criteria under which shares of purchased Common Stock under the Restricted Stock Agreement shall vest. The criteria may or may not include performance criteria or Continuous Service; provided, however, that the limitations on the vesting schedule stated in Section 7(a)(ii) shall apply. Shares of Common Stock acquired may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Committee.

(iv)

Termination of Participant’s Continuous Service. Unless otherwise provided in the Restricted Stock Agreement, in the event a Participant’s Continuous Service terminates (including upon death or Disability), any Restricted Stock Purchase Rights for which the purchase price has not been paid and any shares that have not vested as of the date of termination shall automatically and without notice be forfeited.

(v)

Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Committee shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Agreement remains subject to the terms of the Restricted Stock Agreement.

(vi)

A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised Restricted Stock Purchase Right. The Participant shall be entitled to all privileges and rights of a shareholder only with respect to such shares of Common Stock as are issued pursuant to the Restricted Stock Purchase Right and for which shares of Common Stock have been registered in the Participant’s name or otherwise credited to the Participant.

(c)     Stock Appreciation Rights. Two types of Stock Appreciation Rights (“SARs”) shall be authorized for issuance under the Plan: (i) stand-alone SARs and (ii) stapled SARs.

(i)	Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(A)     The stand-alone SAR shall cover a specified number of underlying shares of Common Stock and shall be redeemable upon such terms and conditions as the Committee may establish. Upon redemption of the stand-alone SAR, the Participant shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the shares of Common Stock underlying the redeemed right over (ii) the aggregate base price in effect for those shares established at the time of the grant.

(B)     The number of shares of Common Stock underlying each stand-alone SAR and the base price in effect for those shares shall be determined by the Committee in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per share be less than eighty five percent (85%) of the Fair Market Value per underlying share of Common Stock on the grant date.

(C)     The distribution with respect to any redeemed stand-alone SAR may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(ii)	Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

(A)     Stapled SARs may only be granted concurrently with an Option to acquire the same number of shares of Common Stock as the number of such shares underlying the stapled SARs.

(B)     Stapled SARs shall be redeemable upon such terms and conditions as the Committee may establish and shall grant a Participant the right to elect among (i) the exercise of the concurrently granted Option for shares of Common Stock, whereupon the number of shares of Common Stock subject to the stapled SARs shall be reduced by an equivalent number, (ii) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested shares which the holder redeems over the aggregate base price for such vested shares, whereupon the number of shares of Common Stock subject to the concurrently granted Option shall be reduced by any equivalent number, or (iii) a combination of (i) and (ii).

(C)     The distribution to which the holder of stapled SARs shall become entitled under this Section 7 upon the redemption of stapled SARs as described in Section 7(c)(ii)(b) above may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(iii)	The following terms and conditions shall govern the grant and redeemability of SARs (both stand-alone and stapled):

(A)     The term of each SAR shall be as specified by the Committee, but in no event shall a SAR be exercisable after the expiration of ten (10) years from the date of grant.

(B)     In the event a Participant’s Continuous Service terminates (including upon death or Disability), SARs that have not vested as of the date of termination shall automatically and without notice terminate and become null and void at 5:00 p.m. Eastern Time on the date of termination. With regard to those SARs that have vested, unless the document evidencing the grant states otherwise, the Participant or Participant’s designee may exercise a SAR (to the extent that the Participant was entitled to exercise the SAR as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service, or (ii) the expiration of the term of the SAR or tandem Option, if any. If, after termination of Continuous Service, the Participant does not exercise his or her SAR within such time period, the SAR shall terminate.

(C)     A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised or exercised SAR.

(d)     Phantom Stock Units. The following terms and conditions shall govern the grant and redeemability of Phantom Stock Units:

(i)

Phantom Stock Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Committee may establish. The value of a single Phantom Stock Unit shall be equal to the Fair Market Value of a share of Common Stock, unless the Committee otherwise provides in an agreement representing the Phantom Stock Units; provided, however, that no such agreement shall be required to effect an award of Phantom Stock Units.

(ii)

The distribution with respect to any exercised Phantom Stock Unit award may be made in shares of Common Stock valued at Fair Market Value on the redemption date, in cash, or partly in shares and partly in cash, as the Committee shall in its sole discretion deem appropriate.

(iii)

In the event a Participant’s Continuous Service terminates (including upon death or Disability), Phantom Stock Units that have not vested as of the date of termination shall automatically and without notice terminate and become null and void at 5:00 p.m. Eastern Time on the date of termination. With regard to those Phantom Stock Units that have vested, unless the document evidencing the grant states otherwise, the Participant or Participant’s designee may redeem a Phantom Stock Unit (to the extent that the Participant was entitled to redeem such Phantom Stock Unit as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Continuous Service, or (ii) the expiration of the term of the Phantom Stock Unit, if any. If, after termination of Continuous Service, the Participant does not redeem his Phantom Stock Units within such time period, the Phantom Stock Units shall terminate.

(iv)	A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to Phantom Stock Units.

(e)     Restricted Stock Units. The following terms and conditions shall govern the grant and redeemability of Restricted Stock Units:

(i)

A Restricted Stock Unit is the right to receive one (1) share of the Company’s Common Stock at the time the Restricted Stock Unit vests. Participants may elect to defer receipt of shares of Common Stock otherwise deliverable upon the vesting of an award of restricted stock. An election to defer such delivery shall be irrevocable and shall be made in writing on a form acceptable to the Company. The election form shall be filed prior to the vesting date of such restricted stock in a manner determined by the Committee. When the Participant vests in such restricted stock, the Participant will be credited with a number of Restricted Stock Units equal to the number of shares of Common Stock for which delivery is deferred. Restricted Stock Units shall be paid by delivery of shares of Common Stock in accordance with the timing and manner of payment elected by the Participant on his/her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Stock Unit.

(ii)

Each Restricted Stock Agreement shall be in such form and shall contain such terms and conditions as the Committee shall deem appropriate. The terms and conditions of Restricted Stock Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Agreements need not be identical, but each Restricted Stock Agreement for Restricted Stock Units shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(A)	Consideration. A Restricted Stock Unit may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit.

(B)

Vesting. Vesting shall generally be based on the Participant’s Continuous Service. Shares of Common Stock awarded under the Restricted Stock Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with a vesting schedule to be determined by the Committee; provided, however, that the limitations on the vesting schedule stated in Section 7(a)(ii) shall apply to Restricted Stock Units.

(C)

Termination of Participant’s Continuous Service. Unless otherwise provided in the Restricted Stock Agreement, in the event a Participant’s Continuous Service terminates (including upon death or Disability), any shares that have not vested as of the date of termination shall automatically and without notice be forfeited on the date of termination.

(D)

Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Agreement, as the Committee shall determine in its discretion, so long as Common Stock awarded under the Restricted Stock Agreement remains subject to the terms of the Restricted Stock Agreement.

(E)

Rights and Privileges. A Participant shall have no right to receive dividends, vote or otherwise exercise the privileges and rights of a shareholder with respect to an unexercised or unvested Restricted Stock Unit. The Participant shall be entitled to all privileges and rights of a shareholder only with respect to such shares of Common Stock as are issued pursuant to the Restricted Stock Unit and for which shares of Common Stock have been registered in the Participant’s name or otherwise credited to the Participant.

(f)     Unrestricted Stock. The Committee may cause the Company to grant unrestricted shares of Common Stock to Participants at such time or times, in such amounts and for such reasons as the Committee, in its sole discretion, shall determine. Unrestricted Common Stock shall immediately vest and shall not be subject to any restricted period. Except as required by applicable law, no payment shall be required for shares of unrestricted Common Stock. The Company shall issue, in the name of each Participant to whom unrestricted shares of Common Stock have been granted, stock certificates representing the total number of shares granted to the Participant and shall deliver such certificates to the Participant as soon as reasonably practicable after the date of grant or on such later date as the Committee shall determine at the time of grant.

8.     COVENANTS OF THE COMPANY.

(a)     Availability of Shares. During the terms of the Stock Awards, the Company shall keep available at all times the number of shares of Common Stock reasonably required to satisfy such Stock Awards.

(b)     Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise, redemption or satisfaction of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock related to such Stock Awards unless and until such authority is obtained.

(c)     No Obligation to Notify or Minimize Taxes. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time or manner of exercising his or her Stock Award. Furthermore, the Company shall have not duty or obligation to warn or otherwise advise any Participant of a pending termination or expiration of a Stock Award or a possible period in which the Stock Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of a Stock Award to the Participant of such Stock Award.

9.     PERFORMANCE AWARDS

(a)     The grant, vesting, and/or exercisability of any Stock Award may, in the Committee’s sole discretion, be conditioned, in whole or in part, on the attainment of performance targets related to one or more performance measures over a performance period, in which case, such Stock Award shall constitute a Performance Award under the Plan.

(b)     Performance Awards that are not intended to qualify for the Section 162(m) Exception may be based on the achievement of such goals and be subject to such terms, conditions, and restrictions as the Committee shall determine.

(c)     Performance Awards that are intended to qualify for the Section 162(m) Exception based on the satisfaction of one or more performance measures shall be conditioned upon the achievement during a specified performance period of specified levels of one or more of the measures listed below. The Committee shall establish the performance measures applicable to such performance either (i) prior to the beginning of the performance period or (ii) within 90 days after the beginning of the performance period if the outcome of the performance targets is substantially uncertain at the time such targets are established, but not later than the date on which 25% of the performance period has elapsed; provided such measures may be made subject to adjustment for specified significant extraordinary items or events to the extent consistent with Section 162(m) of the Code. The performance measures established by the Committee may be based upon (1) the earnings or earnings per share of the Company or of any business unit of the Company designated by the Committee; (2) the net operating margin of the Company or of any business unit of the Company designated by the Committee; (3) the cash flow return on investment of the Company or any business unit of the Company designated by the Committee; (4) the earnings before interest, taxes, depreciation, and/or amortization of the Company or any business unit of the Company designated by the Committee; (5) the return on shareholders’ equity achieved by the Company; (6) the total shareholders’ return achieved by the Company; (7) any of the foregoing calculated on a “non-GAAP basis”; (8) the price of a share of Common Stock; (9) the Company’s market share; (10) the market share of a business unit of the Company designated by the Committee; (11) the Company’s sales; (12) the sales of a business unit of the Company designated by the Committee; (13) operating income of the Company or of any business unit of the Company designated by the Committee; (14) operating expense ratios of the Company or of any business unit designated by the Committee; (15) the economic value added; or (16) any combination of the foregoing. A measure that is calculated on a “non-GAAP basis” is a measure that is adjusted (to the extent consistent with the Section 162(m) Exception) to reflect the impact of special items, which items are reflected from time to time in the Company’s published financials. Special items are material nonrecurring adjustments deemed appropriate to exclude by the Committee and may include, without limitation, (a) unrealized gains or losses and other items that are recorded by the Company as a result of Accounting Standards Codification Topic 815 (previously issued as Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities, as amended); (b) impairment and other non-cash charges including the impact of changes in accounting principles or estimates or other unusual, infrequent non-cash items; and (c) other items not considered to be representative of the Company’s ongoing operations.

(d)     To the extent the Committee intends for Stock Awards to qualify for the Section 162(m) Exception, prior to the Participants’ receipt of shares of Common Stock (or cash, as applicable) pursuant to such Stock Awards (or prior to receipt of the Awards themselves, if applicable), the Committee shall certify whether the performance targets and measure(s) related to such Stock Awards have been achieved. The Committee, in its sole discretion, may provide for a reduction in a Participant’s Performance Award during the performance period.

10.     CANCELLATION AND RE-GRANT OF OPTIONS.

(a)     Upon obtaining any approval of the shareholders of the Company required by applicable law or the listing requirements of the Nasdaq National Market System or any other securities exchange on which the Common Stock may then be traded, the Board shall have the authority to effect (i) the repricing of any outstanding Options under the Plan and/or (ii) with the consent of the affected Optionholders, the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different number of shares of Common Stock, but having an exercise price per share not less than eighty five percent (85%) of the Fair Market Value (one hundred percent (100%) of Fair Market Value in the case of an Incentive Stock Option or, in the case of a 10% shareholder (as described in Subsection 5(b) of the Plan), not less than one hundred ten percent (110%) of the Fair Market Value) per share of Common Stock on the new grant date. Notwithstanding the foregoing, the Board may grant an Option with an exercise price lower than that set forth above if such Option is granted as part of a transaction to which Section 424(a) of the Code applies.

(b)     Shares subject to an Option canceled under this Section 10 shall continue to be counted against the maximum award of Options permitted to be granted pursuant to Subsection 4(a) of the Plan as provided under Section 162(m) of the Code and the regulations promulgated thereunder. The repricing of an Option under this Section 10, resulting in a reduction of the exercise price, shall be deemed to be a cancellation of the original Option and the grant of a substitute Option; in the event of such repricing, both the original and the substituted Options shall be counted against the maximum awards of Options permitted to be granted pursuant to Subsection 5(c) of the Plan. The provisions of this Subsection 10(b) shall be applicable only to the extent required by Section 162(m) of the Code.

11.     MISCELLANEOUS.

(a)     No Right to an Award. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give any individual any right to be granted a Stock Award nor any other rights hereunder except as may be evidenced by an agreement, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the performance of its obligations with respect to any Stock Award.

(b)     No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any action that is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Stock Award made under the Plan. No Participant, beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

(c)     Acceleration of Exercisability and Vesting. Subject to the requirements of Section 409A, the Committee (or if no Committee, the Board) shall have the power to accelerate exercisability and/or vesting when it deems fit, such as upon a Change of Control and shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which it will vest.

(d)     Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award except to the extent that the Company has issued the shares of Common Stock relating to such Stock Award.

(e)     No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state in which the Company is incorporated, as the case may be.

(f)     Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(g)     Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Stock Award or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Common Stock; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)     Withholding Obligations. To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation relating to the exercise or redemption of a Stock Award or the acquisition of, vesting, distribution, or transfer of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(i)     Fractional Shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid.

(j)     Restrictions on Transfer. Except as otherwise provided in this Plan, the Option Agreement, the Restricted Stock Agreement or other agreement evidencing such Stock Award, no Stock Award granted under this Plan or any right evidenced thereby shall be transferable by the Participant other than by will or the laws of descent and distribution. In addition, any Stock Award shall be subject to any additional restrictions on transfer provided for in the Plan or any agreement evidencing such Stock Award.

(k)     Section 409A. The Plan is intended to provide compensation that is exempt from or that complies with Section 409A of the Code, and ambiguous provisions, if any, shall be construed in a manner that is compliant with or exempt from the application of Section 409A of the Code. The Plan shall not be amended in a manner that would cause the Plan or any amounts payable under the Plan to fail to comply with the requirements of Section 409A of the Code, to the extent applicable, and further, the provisions of any purported amendment that may reasonably be expected to result in such non-compliance shall be of no force or effect with respect to the Plan. To the extent the Committee determines that any Stock Award granted under the Plan is subject to Section 409A of the Code, the agreement evidencing such Stock Award shall incorporate the terms and conditions necessary to avoid the adverse tax consequences under Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that, following the Effective Date, the Committee determines that any Stock Award may be subject to Section 409A of the Code, the Committee may adopt such amendments to the Plan and the Stock Award or adopt other policies and procedures (including amendments, policies, and procedures with retroactive effect) or take any other actions that the Committee (if no Committee, the Board) determines are necessary or appropriate to exempt the Stock Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Stock Award or to comply with the requirements of Section 409A of the Code.

(l)     Notwithstanding any provision of this Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code as of the date of the Participant’s termination of Continuous Service and the Company determines, in good faith, that immediate payment of any amounts or benefits under this Plan would cause a violation of Section 409A of the Code, then any amounts or benefits that are payable under the Plan upon the Participant’s “separation from service” within the meaning of Section 409A of the Code that (i) are subject to the provisions of Section 409A of the Code; (ii) are not otherwise excluded under Section 409A of the Code; and (iii) would otherwise be payable during the first six-month period following such separation from service, shall be paid on the first business day following the earlier of (1) the date that is six months and one day following the date of termination or (2) the date of the Participant’s death.

12.     ADJUSTMENTS UPON CHANGES IN STOCK.

(a)     No Effect on Right or Power. The existence of the Plan and the Stock Awards granted hereunder shall not affect in any way the right or power of the Board of the shareholders of the Company to make or authorize (i) any adjustment, recapitalization, reorganization, or other change in the Company’s or any Affiliate’s capital structure of its business; (ii) any merger or consolidation of the Company or any Affiliate; (iii) any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof; (iv) the dissolution or liquidation of the company or any Affiliate; (v) any sale, lease, exchange or other disposition of all or any part of the company’s or any Affiliate’s assets or business; or (vi) any other corporate act or proceeding.

(b)     Capitalization Adjustments. If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, spinoff, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject to the Plan pursuant to Subsection 4(a) above and the maximum number of securities subject to award to any person pursuant to Subsection 5(c) above, and the outstanding Stock Awards will be appropriately adjusted in the class(es) and number of securities and price per share of the securities subject to such outstanding Stock Awards. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

(c)     Adjustments Upon a Change of Control.

(i)

In the event of a Change of Control as defined in 2(d)(i) through 2(d)(iii), such as an asset sale, merger, or change in ownership of voting power, then any surviving entity or acquiring entity shall assume or continue any Stock Awards outstanding under the Plan or shall substitute similar stock awards (including an award to acquire the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Stock Awards or to substitute similar stock awards for those outstanding under the Plan, then with respect to Stock Awards held by Participants whose Continuous Service has not terminated, the Board in its sole discretion and without liability to any person may (1) provide for the payment of a cash amount in exchange for the cancellation of a Stock Award equal to the product of (x) the excess, if any, of the Fair Market Value per share of Common Stock at such time over the exercise or redemption price, if any, times (y) the total number of shares then subject to such Stock Award, (2) continue the Stock Awards, or (3) notify Participants holding an Option, Stock Appreciation Right, Phantom Stock Unit or similar award that they must exercise or redeem any portion of such Stock Award (including, at the discretion of the Board, any unvested portion of such Stock Award) at or prior to the closing of the transaction by which the Change of Control occurs and that the Stock Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Stock Awards outstanding under the Plan, such Stock Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board or Committee shall not be obligated to treat all Stock Awards, even those which are of the same type, in the same manner under this Section 12(c).

(ii)	In the event of a Change of Control as defined in Section 2(d)(iv), such as a dissolution of the Company, all outstanding Stock Awards shall terminate immediately prior to such event.

(d)     Section 409A Considerations. Notwithstanding anything to the contrary in this Section 12, any adjustments made pursuant to this section shall be made in conformity with Section 409A of the Code to the extent necessary to avoid its application or adverse tax consequences thereunder.

13.     AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)     Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 of the Plan relating to adjustments upon changes in Common Stock, no amendment shall be effective unless approved by the shareholders of the Company if such approval is required under applicable law or regulation or by any exchange or automated quotation system upon which the Common Stock is listed for trading or quoted.

(b)     Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

(c)     Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

(d)     No Material Impairment of Rights. Rights under any Stock Award granted before amendment of the Plan shall not be materially impaired by any amendment of the Plan unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

(e)     Amendment of Stock Awards. The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards; provided, however, that the rights under any Stock Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

14.     TERMINATION OR SUSPENSION OF THE PLAN.

(a)     Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the tenth (10th) anniversary of the date the Plan is adopted by the Board. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)     No Material Impairment of Rights. Subject to other applicable provisions of the Plan, all Stock Awards made under the Plan prior to termination of the Plan shall remain in effect until such Awards have been satisfied or terminated in accordance with the Plan and the terms of the Stock Awards. Suspension or termination of the Plan shall not materially impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

15.     USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

16.     CHOICE OF LAW.

The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.

EXHIBIT A

FORM OF OPTION AGREEMENT

P.A.M. TRANSPORTATION SERVICES, INC.

2014 AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

NONSTATUTORY STOCK OPTION AGREEMENT

THIS NONSTATUTORY STOCK OPTION AGREEMENT (the “Option” or the “Agreement”) is made on the ____ day of _______________, 20___ (the “Effective Date”), by and between P.A.M. TRANSPORTATION SERVICES, INC., a Delaware corporation (the “Company”), and ________________________ (the “Optionholder”).

Grant Date: _________________________

Number of Shares: __________________________

Option Price Per Share: __________________________

Expiration Date: __________________________

The Company, pursuant to the terms of the 2014 Amended and Restated Stock Option and Incentive Plan adopted by the Company’s Board of Directors on March 13, 2014 (the “Plan”), hereby grants an option to purchase the aforementioned number of shares of common stock of the Company (“Common Stock”) to the Optionholder at the aforementioned price and in all respects subject to the terms, definitions and provisions of this Agreement. The Option is intended to be a non-qualified stock option, and is not intended to be treated as an option that complies with Section 422 of the Internal Revenue Code of 1986, as amended.

1.     Exercise and Option. This Option shall be exercisable at any time and from time to time pursuant to the exercise schedule and in accordance with the terms of this Agreement as follows:

(a)     Exercise Schedule. This Option shall become exercisable and shall vest in installments as indicated below:

Percentage of option vested and available for exercise	Cumulative percentage of option vested and available for exercise	Exercise and Vesting Date

____%	____%	Immediately
____%	____%	_________________
____%	____%	_________________
____%	____%	_________________
____%	____%	_________________

(b)     Method of Exercise. This Option shall be exercisable by a written notice, which shall:

(i)     state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered, his or her address and Social Security Number (or if more than one, the names, addresses and Social Security Numbers of such persons);

(ii)     contain such representations and agreements as to the holder’s investment intent with respect to such shares of Common Stock as may be satisfactory to the Company’s counsel;

(iii)     be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionholder, be accompanied by proof, satisfactory to the Company’s counsel, of the right of such person or persons to exercise the Option;

(iv)     be accompanied by payment to the Company of the full Option price for the shares with respect to which the Option is exercised. The option price shall be paid in the following manner:

(A)     full payment in cash or equivalent;

(B)     pursuant to a “same day sale” program or delivery to the Company of an irrevocable exercise notice together with irrevocable instructions from the Optionholder to a broker or dealer, reasonably acceptable to the Company, to sell certain shares of Common Stock purchased upon exercise of an Option and promptly deliver to the Company the amount of the sale proceeds necessary to pay the exercise price of the Option (provided that with respect to such a cashless exercise, the Option shall be deemed exercised on the date of sale of the shares of Common Stock received upon exercise);

(C)      by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issued upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company shall accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued;

(D)     any combination of subclauses “A” through “C”, equal to the aggregate of the option price, or as approved by the Committee.

(c)     Securities Exemption. The Company shall not be required to issue or deliver any certificates for shares of Common Stock purchased upon the exercise of an Option (i) prior to the completion of any registration or other qualification of such shares under any state or federal laws or rulings or regulations of any government regulatory body, which the Company shall determine to be necessary or advisable, or (ii) prior to receiving an opinion of counsel satisfactory to the Company that the sale or issuance of such shares is exempt from these registration or qualification requirements.

(d)     Restrictions on Exercise. As a condition to the exercise of this Option, the Company may require the person exercising the Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

(e)     Termination, Death or Disability

(i)     In the event the Continuous Service of the Optionholder shall be terminated by the Company, the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option may be exercised at any time within _________ (___) days after such termination of Continuous Service, but in no case later than the date on which the Option would otherwise terminate.

(ii)     In the event the Continuous Service of the Optionholder shall be terminated by the Employee for any reason other than death or Disability (as defined by the Plan), the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option may be exercised at any time after the 90th day following the date of termination but within ____________ (___) days of such termination of Continuous Service, but in no case later than the date on which the Option would otherwise terminate; provided, however, that the vested portion of the Option may only be exercised if and only if the Optionholder has not become employed by another company in the motor freight business in the United States, Canada, or Mexico, in which case all vested shares shall be forfeited.

(iv)     In the event the Continuous Service of the Optionholder shall be terminated due to Disability, the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option may be exercised at any time within ____________ (___) months after such Disability, but in no case later than the date on which the Option would otherwise terminate.

(v)     If the Optionholder shall die while employed by the Company, the unvested portion of this Option shall be forfeited immediately. The vested portion of the Option shall become immediately exercisable by the Optionholder’s estate, by the person who acquires the right to exercise such Option upon his or her death by bequest or inheritance, or by the person designated by the Optionholder to exercise the Option upon the Optionholder’s death. Such exercise may occur at any time within _______(___) months after the date of the Optionholder’s death or such other period as the Committee may at any time provide, but in no case later than the date on which the Option would otherwise terminate.

(vi)     This Option shall terminate on the aforementioned Expiration Date, unless terminated prior thereto as provided herein or in the Plan.

2.     Nontransferability of Option. This Option may not be assigned or transferred other than by will or the laws of descent and distribution or to the Optionholder’s designee as provided in Section 1(e)(v) and, during the lifetime of the Optionholder, may be exercised only by him or her. Any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company; provided, however, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

3.     Stock Subject to the Option. The Company and the Optionholder agree that the Common Stock of the Company acquired upon exercise of the Option shall not be sold or transferred for 180 days after issuance and shall be subject to the other restrictions set forth in the Plan and subject to the restriction as set out in Paragraph 4 of this Agreement.

4.     Right of First Refusal. The Optionholder shall not sell or transfer the shares issued upon exercise of the Option without first providing to the Company a notice of intent to sale (the “Notice”) at least five (5) days prior to the intended sale date. After the Notice, the Company shall have until the close of business on the fourth business day after the Notice to agree to purchase the shares intended for sale. If the Company exercises its right to purchase the shares, the purchase shall be on the fifth day after the Notice and the purchase price shall be the fair market value of the Common Stock on that day. If the Company does not exercise its right, then the Optionholder shall have ten (10) business days thereafter to sell the shares. If the Optionholder does not sell the shares within such ten-day period, this right of first refusal shall be applicable to any subsequent sale of said shares.

5.     Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Optionholder at the address appearing in the personnel records of the Company for the Optionholder or to either part at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

6.     No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Optionholder the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time terminate the employment of the Optionholder or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

7.     Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and heirs of the respective parties. All obligations imposed upon the Optionholder and all rights granted to the Company under this Agreement shall be binding upon Optionholder's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Optionholder, his heirs, legal representatives or successors may have in respect to the Plan or any options or Common Stock granted or issued hereunder, whether to himself or to any other person.

8.     Withholding. An Optionholder shall be required to pay to the Company, and the Company shall have the right and is hereby authorized to withhold, any applicable withholding taxes in respect of an Option, its exercise or any payment or transfer under an Option or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding taxes.

9.     Governing Plan and Plan Amendments. By entering into this Agreement, the Optionholder agrees and acknowledges that the Optionholder has received a copy of the Plan. The award and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated into this Agreement by reference. By signing this Agreement, you accept this award, acknowledge receipt of a copy of the Plan and acknowledge that the award is subject to all the terms and provisions of the Plan and this Agreement. You further agree to accept as binding, conclusive and final all decisions and interpretations by the Committee of the Plan upon any questions arising under the Plan. This Agreement shall be subject to the terms of the Plan except that this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of this Agreement without the Optionholder’s written consent.

10.     Terms. Any terms used in this Agreement that are not otherwise defined shall have the meanings ascribed to them in the Plan.

11.     Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

COMPANY: By: ________________________________ Name: _____________________________ Title: ______________________________

OPTIONHOLDER:

I acknowledge having received, read and understood the Plan and this Agreement. I accept the terms and conditions of my Option as set forth in this Agreement, subject to the terms and conditions of the Plan.

______________________________________

Signature of Optionholder

Name (please print):     ______________________________

Agreed to and accepted this ____ day of _____________________, 20___.

EXHIBIT B

FORM OF RESTRICTED STOCK AGREEMENT

P.A.M. TRANSPORTATION SERVICES, INC.

2014 AMENDED AND RESTATED STOCK OPTION AND INCENTIVE PLAN

RESTRICTED STOCK BONUS AWARD

NOTIFICATION OF AWARD AND TERMS AND CONDITIONS OF AWARD

THIS RESTRICTED STOCK BONUS AWARD AGREEMENT (the “Agreement”) contains the terms and conditions of the restricted stock bonus award granted to you by PAM Transportation Services, Inc., a Delaware corporation (the “Company”) under PAM Transportation Services, Inc.’s 2014 Amended and Restated Stock Option and Incentive Plan, adopted by the Company’s Board of Directors on March 13, 2014 (the “Plan”).

Name of Grantee:     _______________________

Grant Date:                _______________________

Number of Shares:   _______________________

The Company, pursuant to the terms of the Plan, hereby grants to you, effective on the aforementioned Grant Date, the right to receive the number of shares shown above of Common Stock of the Company (“Shares”) on the Vesting Date (as defined below). Before the Shares are vested, they are referred to in this Agreement as “Restricted Stock.”

1.     Payment. The Restricted Stock is granted without requirement of payment.

2.     Stockholder Rights. Your Restricted Stock will be held for you by the Company or by a designated transfer agent until the applicable Vesting Date. You shall have all the rights of a stockholder only with respect to shares of Restricted Stock that have vested. Without limiting the generality of the forgoing, with respect to your unvested Restricted Stock, you shall have neither the right to vote such shares at any meeting of shareholders of the Company nor the right to receive any dividends paid in cash or otherwise with respect to such shares.

3.     Vesting of Restricted Stock.

(a)     Vesting. Your Restricted Stock will vest as follows, provided you have not incurred a Forfeiture Condition described below:

Percentage of shares vesting	Cumulative percentage vested	Vesting Date

___%	___%	Immediately
___%	___%	__________________
___%	___%	__________________
___%	___%	__________________
___%	___%	__________________

(b)     Forfeiture Conditions. Subject to Paragraph 3(c) below, the shares of your Restricted Stock that would otherwise vest on a Vesting Date will not vest and shall be forfeited if, after the Grant Date and prior to the Vesting Date:

(i)      your Continuous Service as an Employee terminates on or prior to the Vesting Date; or

(ii)     you are discussing or negotiating the possibility of becoming or are considering an offer to become, or have accepted an offer or entered into an agreement to become an employee, officer, director, partner, manager, consultant to, or agent of, or otherwise becoming affiliated with, any entity competing or seeking to compete with the Company or an affiliate of the Company; or

(iii)     you are subject to an administrative suspension, unless you are reinstated as an Employee in good standing at the end of the administrative suspension period, in which case the applicable number of shares of Restricted Stock would vest as of the date of such reinstatement.

(c)     Accelerated Vesting; Vesting Notwithstanding Termination. Your Restricted Stock will vest earlier than described in Paragraph 3(a), and such earlier vesting date shall also be considered a “Vesting Date,” under the following circumstances:

(i)     The Committee may, in its discretion, at any time accelerate the vesting of your Restricted Stock on such terms and conditions as it deems appropriate.

(d)     Mandatory Deferral of Vesting. If the vesting of Restricted Stock in any year could, in the Committee’s opinion, when considered with your other compensation, result in the Company’s inability to deduct the value of your Shares because of the limitation on deductible compensation under Internal Revenue Code Section 162(m), then the Company in its sole discretion may defer the Vesting Date applicable to your Restricted Stock (but only to the extent that, in the Committee’s judgment, the value of your Restricted Stock would not be deductible) until six months following the termination of your Employee status.

4.     Forfeiture of Restricted Stock. If you suffer a forfeiture condition (i.e., if your Continuous Service as an Employee is terminated prior to the Vesting Date and the vesting is not accelerated under Paragraph 3(c), you will immediately forfeit your Restricted Stock, and all of your rights to and interest in the Restricted Stock shall terminate upon forfeiture without payment of consideration. Forfeited Restricted Stock shall be reconveyed to the Company.

5.     Taxes and Tax Withholding.

(a)     Upon the vesting of your Restricted Stock, you will have income in the amount of the value of the Shares that become vested on the Vesting Date, and you must pay income tax on that income.

(b)     You agree to consult with any tax consultants you think advisable in connection with your Restricted Stock and acknowledge that you are not relying, and will not rely, on the Company for any tax advice. Please see Section 9(b) regarding Section 83(b) elections.

(c)     Whenever any Restricted Stock becomes vested under the terms of this Agreement, you must remit, on or prior to the due date thereof, the minimum amount necessary to satisfy all of the federal, state and local withholding (including FICA) tax requirements imposed on the Company (or the Affiliate that employs you) relating to your Shares. The Committee may require you to satisfy these minimum withholding tax obligations by any (or a combination) of the following means: (i) a cash, check, or wire transfer; (ii) authorizing the Company to withhold from the Shares otherwise deliverable to you as a result of the vesting of the Restricted Stock, a number of Shares having a Fair Market Value, as of the date the withholding tax obligation arises, less than or equal to the amount of the withholding obligation; or (iii) in unencumbered shares of the Company common stock, which have been held for at least six months.

6.     Restricted Stock Not Transferable. Neither Restricted Stock, nor your interest in the Restricted Stock, may be sold, conveyed, assigned, transferred, pledged or otherwise disposed of or encumbered at any time prior to vesting applicable to any award of Restricted Stock issued in your name. Any attempted action in violation of this paragraph shall be null, void, and without effect.

7.      Right of First Refusal. The Grantee shall not sell or transfer the Shares without first providing to the Company a notice of intent to sale (the “Notice”) at least five (5) days prior to the intended sale date. After the Notice, the Company shall have until the close of business on the fourth business day after the Notice to agree to purchase the Shares intended for sale. If the Company exercises its right to purchase the Shares, the purchase shall be on the fifth day after the Notice and the price shall be the fair market value of the Common Stock on that day. If the Company does not exercise its right, then the Grantee shall have ten (10) business days thereafter to sell the Shares. If the Grantee does not sell the Shares within such ten-day period, this right of first refusal shall be applicable to any subsequent sale of said Shares.

8.      Stock Issuance.

(a)     The value of the Shares under this Agreement will not be taken into account in computing the amount of your salary or other compensation for purposes of determining any pension, retirement, death or other benefit under any employee benefit plan of the Company or any affiliate of the Company, except to the extent such plan or another agreement between you and the Company specifically provides otherwise.

(b)     The Company may, without liability for its good faith actions, place legend restrictions upon the Restricted Stock or unrestricted Shares obtained upon vesting of the Restricted Stock and issue “stop transfer” instructions requiring compliance with applicable securities laws and the terms of the Restricted Stock.

9.     Agreements of Grantee. By accepting this award,

(a)     You agree to provide any information reasonably requested by the Company from time to time, and

(b)     You agree not to make an Internal Revenue Code Section 83(b) election with respect to this award of Restricted Stock.

10.     Notices. Any notice necessary under this Agreement shall be addressed to the Company in care of its Secretary at the principal executive office of the Company and to the Grantee at the address appearing in the personnel records of the Company for the Grantee or to either part at such other address as either party hereto may hereafter designate in writing to the other. Any such notice shall be deemed effective upon receipt thereof by the addressee.

11.     No Right to Continued Employment. Neither the Plan nor this Agreement shall be construed as giving the Grantee the right to be retained in the employ of, or in any consulting relationship to, the Company. Further, the Company may at any time terminate the employment of the Grantee or discontinue any consulting relationship, free from any liability or any claim under the Plan or this Agreement, except as otherwise expressly provided herein.

12.     Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and heirs of the respective parties. All obligations imposed upon the Grantee and all rights granted to the Company under this Agreement shall be binding upon Grantee's heirs, legal representatives, and successors. This Agreement shall be the sole and exclusive source of any and all rights which the Grantee, his heirs, legal representatives or successors may have in respect to the Plan or any Shares granted or issued hereunder, whether to himself or to any other person.

13.     Governing Plan and Plan Amendments. By entering into this Agreement, the Grantee agrees and acknowledges that the Grantee has received a copy of the Plan. The award and this Agreement are subject to the terms and conditions of the Plan. The Plan is incorporated into this Agreement by reference. By signing this Agreement, you accept this award, acknowledge receipt of a copy of the Plan and acknowledge that the award is subject to all the terms and provisions of the Plan and this Agreement. You further agree to accept as binding, conclusive and final all decisions and interpretations by the Committee of the Plan upon any questions arising under the Plan. This Agreement shall be subject to the terms of the Plan except that this Agreement may not in any way be restricted or limited by any Plan amendment or termination approved after the date of this Agreement without the Grantee’s written consent.

14.     Terms. Any terms used in this Agreement that are not otherwise defined shall have the meanings ascribed to them in the Plan.

15.     Entire Agreement. This Agreement contains the entire understanding of the parties and shall not be modified or amended except in writing and duly signed by the parties. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default.

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COMPANY: By: __________________________________ Name: __________________________________ Title: ___________________________________

GRANTEE:

I acknowledge having received, read and understood the Plan and this Agreement. I accept the terms and conditions of my Restricted Stock award as set forth in this Agreement, subject to the terms and conditions of the Plan.

______________________________________

Signature of Grantee

Name (please print):     ______________________________

Agreed to and accepted this ____ day of _____________________, 20___.

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P.A.M. Transportation Services, Inc.

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 29, 2014.

Vote by Internet

- Go to **www.envisionreports.com/PTSI**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card 1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Fredrick P. Calderone	☐	☐	02 - W. Scott Davis	☐	☐	03 - Manuel J. Moroun	☐	☐
04 - Matthew T. Moroun	☐	☐	05 - Daniel C. Sullivan	☐	☐	06 - Daniel H. Cushman	☐	☐
07 - Norman E. Hamed	☐	☐						

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	For	Against	Abstain		For	Against	Abstain
2. A stockholder non-binding advisory vote on the Company's executive compensation.	☐	☐	☐	3. To approve the 2014 Amended and Restated Stock Option and Incentive Plan, including the material terms of the performance goals under such plan.	☐	☐	☐
4. To ratify the appointment of Grant Thornton LLP as PTSI's independent registered public accounting firm for the 2014 calendar year.	☐	☐	☐	5. In their discretion, upon such other matters as may properly come before the meeting or any adjournments or postponements of the meeting.			

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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YOUR VOTE IS IMPORTANT

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — P.A.M. Transportation Services, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of P.A.M. Transportation Services, Inc., a Delaware corporation, hereby appoints Daniel H. Cushman and Allen W. West, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2014 Annual Meeting of Stockholders of P.A.M. Transportation Services, Inc. to be held on Thursday, May 29, 2014, and at any or all adjournments or postponements of the meeting, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present at the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, IT WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4, AND AS THE PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.